SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HYBRID TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

HYBRID TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 21, 2007

Las Vegas, Nevada
November 30, 2007

The Annual Meeting of Stockholders (the "Annual Meeting") of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), will be held at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, Canada, on Friday, December 21, 2007, at 8:00 A.M. (local time) for the following purposes:

1. To elect four directors to the Corporation's Board of Directors, each to hold office for a one-year term, and until his or her successor is elected and qualified or until his or her earlier resignation or removal (Proposal No. 1);

2. To amend the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 50,000,000 to 250,000,000 (Proposal No. 2); and

3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on Monday, November 19, 2007, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

/s/ Holly A. Roseberry
President and Chief Executive Officer

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY

HYBRID TECHNOLOGIES, INC.
5841 East Charleston
Suite 230-145
Las Vegas, Nevada 89142

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, on Friday, December 21, 2007, at 8:00 A.M. (local time), and any adjournment or postponement thereof.

Only holders of record of the Company's Common Stock, par value $.001 per share (the "Common Stock"), on November 19, 2007 (the "Record Date") will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the Company had outstanding 49,500,511 shares of Common Stock.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Annual Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Annual Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about November 30, 2007.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Annual Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows.

As to Proposal No. 1, those persons will be elected directors who receive a plurality of the votes cast at the Annual Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote.

Proposal No. 2, approval of an amendment of the Articles of Incorporation of the Company to increase the authorized number of shares of Common Stock from 50,000,000 to 250,000,000, requires for approval the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, the stockholders will elect four (4) directors to serve one year terms or until their respective successors are elected and qualified.

In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the By-Laws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the four nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Name	Age	Position

Holly A. Roseberry	56	Chief Executive Officer, President and Director

Mehboob Charania	51	Director and Secretary

Brian Newman	56	Director

Greg Navone	60	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

HOLLY A. ROSEBERRY was appointed as our secretary, treasurer and chief financial officer on February 20, 2002. On November 15, 2002, she resigned from these positions and was appointed as our president, chief executive officer and as a director. From 2001 to 2003, she acted as manager for the Azra Shopping Center. She obtained a Bachelor of Arts degree from Sacred Heart University in Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store. Ms. Roseberry has held the positions of President, Chief Executive Officer and a Director of our majority-owned subsidiary, Zingo, Inc. since August 30, 2005.

MEHBOOB CHARANIA has acted as our secretary since November 15, 2002. Since June 2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office. Mr. Charania has held the position of Secretary and a Director of our majority-owned subsidiary, Zingo, Inc. since August 30, 2005.

BRIAN NEWMAN graduated with a Bachelor of Commerce degree from the University of Calgary in 1978, and received a degree as a Chartered Accountant from the Institute of Chartered Accountants in Alberta in 1982. He has been a director and President of Brian Newman Professional Corporation, a public accounting firm located in Calgary, Alberta for the past 25 years. Mr. Newman has served since September 2004 to the present as a director of Olympia Financial Group, and since September 2004 to the present has also served as a director of Albury Resources Ltd. Both of these companies are publicly traded in Canada, but neither is a reporting company under the Securities Exchange Act of 1934.

GREGORY NAVONE graduated from St. Mary’s College in Morgan, California, in 1968, with a Bachelor of Arts degree.  For the past two years, Mr. Navone has been the owner and President of First Interstate Mortgage, a mortgage banking firm. Since 1987, Mr. Navone has been the owner and President of First Capital Financial. Both these firms are located in Las Vegas, Nevada. Mr. Navone was appointed a director of the Company shortly following its incorporation in April 2000, and served as a director until February, 2002.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended July 31, 2007, the Board of Directors of the Company held eight (8) meetings. No director nominated for election at the Annual Meeting attended fewer than 100% of the total number of meetings of the Board of Directors during the last fiscal year.

Our directors are elected by the stockholders and our officers are appointed by our board of directors. Our officers hold office until their successors are elected and qualified. Vacancies in our board are filled by the board itself.

We have an audit committee, of which Mr. Brian Newman is the sole member. We believe that Mr. Newman qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

We do not have a nominating committee or a compensation committee, or a committee or committees performing the functions of such committees. Following the Annual Meeting, we intend to establish a nominating committee and a compensation committee, each composed of independent directors. There are no formal procedures for stockholders to nominate persons to serve as directors; however, the Board will consider nominations from stockholders, which should be addressed to Holly A. Roseberry, Chief Executive Officer, at the Company’s address set forth above.

Stockholder Communications with the Board of Directors

Our stockholders may communicate with our Board of Directors by writing directly to the Board of Directors or to Holly A. Roseberry, Chief Executive Officer, at the Company’s address set forth above.

Our corporate officer will deliver stockholder communications to the Board of Directors.

COMPENSATION OF DIRECTORS

Directors currently receive no compensation for meetings attended and are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend. Since June 1, 2006, Brian Newman and Greg Navone have been paid directors’ fees of $1,000 per month.

The proxy holders intend to vote the shares represented by proxies for all of the Board's nominees, except to the extent authority to vote for the nominees is withheld.

RECOMMENDATION OF THE BOARD:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL
NOMINEES NAMED ABOVE.

MANAGEMENT

Executive Officers and Directors

Our executive officers and directors and their respective ages as of October 31, 2007 are as follows:

Name	Age	Position

Holly A. Roseberry	56	Chief Executive Officer, President and Director

Mehboob Charania	51	Director and Secretary

Brian Newman	56	Director

Greg Navone	60	Director

Our Board of Directors now consists of four directors. Shaffiq Kotadia resigned as a director on October 19, 2007 for personal reasons.

No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended July 31, 2007 all such filing requirements applicable to its officers and directors were complied with.

Executive Compensation

The following table sets forth certain information as to the Company's highest paid executive officers and directors for the Company's fiscal years ended July 31, 2007 and 2006. No other compensation was paid to any such officer or director other than the cash compensation set forth below.

SUMMARY COMPENSATION TABLE

Name and Principal Position**	Year *	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonquali- fied Deferred Compensation Earnings ($)	All Other Compen- Sation	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Holly
Roseberry
President	2006	$48,300							$48,300
	2007	$60,500							$60,500

Mehboob
Charania,
Director	2007	$1,827							$1,827

* Years ended July 31, 2007 and July 31, 2006.

** Holly Roseberry has held the office of President since November 15, 2002. Ms. Roseberry's functions as President have included, in addition to accounting and regulatory filing oversight, management and the sale of the Azra shopping center, general management of our day-to-day operations, working with the attorneys and accountants for the Company, general oversight of the agreements with and oversight of consultants to the Company and correspondence with the Company's transfer agent. Ms. Roseberry, as President and Chief Executive Officer, received management fees of $1,100 per week through December 31, 2006 and $1,210 per week thereafter in our 2007 fiscal year. Her compensation for 2007 included $12,000 of directors fees paid by Zingo, Inc., our wholly-owned telecommunications subsidiary.

Option/SAR Grants in Last Fiscal Year

There were no grant of options to purchase our common stock to our officers or directors in fiscal 2007, and there were no exercises of such options during or options held at the end of such fiscal year by officers or directors.

Directors’ Compensation

Commencing June 1, 2006, we have paid Brian Newman, Gregory Navone and Shaffiq Kotadia directors’ fees of $1,000 per month. Ms. Roseberry is compensated as Chief Executive Officer, and receives no additional directors fees from the Company for acting as a director. In our fiscal year ended July 31, 2007, Ms. Roseberry received $12,000 in directors fees from Zingo, Inc., our majority-owned telecommunications subsidiary.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Brian Newman	$12,000						$12,000
Gregory Navone	$12,000						$12,000
Shaffiq Kotadia	$12,000						$12,000

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of October 24, 2007 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors, and (iii)officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of class	Name and address of beneficial owner	Number of Shares of Common Stock	Percentage of Common Stock (1)
Common Stock	Holly Roseberry	3,876	*
	President, CEO, Director
	5841 E. Charleston, Suite 230-145
	Las Vegas, Nevada 89142

	All Officers and Directors	3,876	*
	Directors as a Group that
	Consists of four persons

	Eurolink Corporation
	35 New Road, Lower Flat PP Box 211
	Belize City, Belize	14,691,254	37.2%

	Esmeralda Development Ltd.
	200-675 West Hastings St.
	Vancouver, BC Canada V6B 1N2	2,194,847	5.5%

	Rocamar Investments Ltd.
	2502-1331 W Georgia St.
	Vancouver, BC Canada V6E 4P1	2,343,000	5.9%

* Less than 1%

(1) As of October 24, 2007, there were 39,500,511 shares of our common stock issued and outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In our fiscal year ended July 31, 2007, Ms. Roseberry received $12,000 in directors fees from Zingo, Inc., our majority-owned telecommunications subsidiary.

PROPOSAL NO. 2

APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
THE COMPANY'S COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM
50,000,000 TO 250,000,000

The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Articles of Incorporation to provide for an increase of the number of shares of Common Stock that the Company is authorized to issue from 50,000,000 to 250,000,000.

The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to insure that a sufficient number of authorized and unissued shares is available (i) for issuance as collateral security for loans made to us under the Wyndom Capital, Inc. Loan Agreement, for which 10,000,000 shares were issued on November 19, 2007; (ii) for the 2006 Restricted Stock Plan, pursuant to which 3,000,000 shares are reserved, availability of the full number of shares so reserved being subject to approval of this amendment; (iii) to raise additional capital for the operations of the Company; and (iv) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation or by the laws of the State of Nevada. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to the proposed amendment carry preemptive rights.

As of October 24, 2006, we had 3,000,000 shares of Common Stock reserved for issuance under our 2006 Restricted Stock Plan, and we issued 10,000,000 shares to be held as collateral security in connection with the Wyndom Capital Loan Agreement. Therefore, with 49,500,511  shares of common stock issued and outstanding as of November 19, 2007, we do not have an adequate number of shares available for issuance upon grant of future options or for other corporate purposes. Approval of this amendment will be necessary for us to be able to issue options for the full number of shares reserved under the 2006 Restricted Stock Plan. There are currently no set plans or arrangements relating to the possible issuance of any additional shares of Common Stock proposed to be authorized.

The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of Common Stock.

If Proposal No. 2 is approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock as soon as practicable after the date of the Annual Meeting. The Certificate of Amendment would amend and restate paragraph (a) of Article III of the Company's Articles of Incorporation to read substantially as follows:

 " Article III

(a) The corporation shall have authority to issue a total of Two Hundred Fifty-Five Million (255,000,000) shares, of which Two Hundred Fifty Million (250,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share (the "Preferred Stock").”

The Company's authority to issue up to 5,000,000 shares of Preferred Stock, par value $.001 per share, would remain unchanged by the proposed amendment.

Annexed to this Proxy Statement and marked Exhibit A is the proposed amendment to the Articles of Incorporation of the Company.

The vote required for approval of the Proposal to amend the Articles of Incorporation is the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

DISSENTERS’ OR APPRAISAL RIGHTS

Under Nevada law, our stockholders do not have any dissenters’ or appraisal rights with respect to the approval of the Certificate of Amendment.

INDEPENDENT AUDITORS

Mason Russell West LLC (now Haynie & Company, as a result of a November 1, 2007 merger of Mason Russell West LLC with Haynie & Company in which its name was changed to Haynie & Company), has served as the Company's independent auditors since our 2004 fiscal year and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending July 31, 2008. Haynie & Company has no interest, financial or otherwise, in the Company. A representative of Haynie & Company is not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees billed by our independent auditors for the last two years were as follows:
        Year ended July 31, 2006: $20,000
Year ended July 31, 2007: $26,500

Audit Related Fees

There were no fees billed for audit related services.

Tax fees

There were no fees billed for tax compliance, tax advice and tax planning.

All other fees

There were no other fees billed by our independent auditors for the fiscal years ended July 31, 2006 and 2007.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Holly A. Roseberry, Chief Executive Officer, Hybrid Technologies, Inc., 5841 East Charleston, Suite 230-145, Las Vegas, NV 89142, on or before October 1, 2008.

APPENDIX - FORM 10-KSB

Amendment No. 1 to the Company's Form 10-KSB for the fiscal year ended July 31, 2007, containing all financial statements is attached to this proxy statement as an Appendix.

FINANCIAL INFORMATION - INCORPORATED BY REFERENCE

The Company's report on Form 10-QSB for its first fiscal quarter, the three months ended October 31, 2007, expected to be filed shortly prior to the Annual Meeting, is incorporated herein by reference.

AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

THIS PROXY STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO HOLLY A. ROSEBERRY, CHIEF EXECUTIVE OFFICER, HYBRID TECHNOLOGIES, INC., 5841 EAST CHARLESTON, SUITE 230-145, LAS VEGAS, NEVADA 89142, TELEPHONE NUMBER (818) 780-2403. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY DECEMBER 10, 2007.

OTHER MATTERS

The Board of Directors is not aware of any other business which will come before the Annual Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Annual Meeting.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Holly A. Roseberry
Las Vegas, Nevada	Holly A. Roseberry,
November 30, 2007	President and Chief Executive Officer

FORM OF PROXY

PROXY FOR ANNUAL MEETING OF
HYBRID TECHNOLOGIES, INC.
5841 EAST CHARLESTON, SUITE 230-145, LAS VEGAS, NEVADA 89142
        (818) 780-2403

SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
    HYBRID TECHNOLOGIES, INC.

THE UNDERSIGNED hereby appoint(s) Holly A. Roseberry and Mehboob Charania, or either of them, with full power of substitution, to vote at the Annual Meeting of Stockholders of Hybrid Technologies, Inc., a Nevada corporation (the "Company"), to be held on December 21, 2007, at 8:00 A.M., Pacific Daylight Time, at the Best Western Port O'Call Hotel, 1935 McKnight Boulevard NE, Calgary, Alberta, T2E 6V4, or any adjournment thereof, all shares of the common stock which the undersigned possess(es) and with the same effect as if the undersigned was personally present, as follows:

PROPOSAL (1): ELECT DIRECTORS.

        Holly A. Roseberry
Mehboob Charania
Brian Newman
Greg Navone

☐	For All Nominees Listed Above	☐	Withhold Authority to Vote
	(except as marked to the contrary below)		for All Nominees Listed Above

(To withhold vote for any nominee or nominees, print the name(s) above.)

PROPOSAL (2): APPROVE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

☐ For         ☐ Against         o Abstain

PROPOSAL (3): TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

☐	In their discretion, the proxy-holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.	☐	Withhold Authority

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES NOMINATED HEREBY ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, then each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their capacity or title.)

Please sign, date and promptly return this Proxy in the enclosed envelope.

Signature	Date

Signature	Date

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 and 78.390 – After issuance of Stock)

1. Name of corporation: Hybrid Technologies, Inc.

2. The articles have been amended as follows: Paragraph (a) Article III of the Articles of Incorporation of the corporation is deleted in its entirety and the following is substituted therefor:

    " Article III

(a) The corporation shall have authority to issue a total of Two Hundred Fifty-Five Million (255,000,000) shares, of which Two Hundred Fifty Million (250,000,000) shares shall be Common Stock, par value $.001 per share (the "Common Stock"), and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share (the "Preferred Stock").”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _________ shares voted in favor of the amendment out of ________ shares outstanding and entitled to vote.

	/s/ Holly Roseberry	__________, 2007
4. Officer Signature:
Holly Roseberry, President and Chief Executive Officer

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-KSB/A
|X|   Annual Report Pursuant To Section 13 Or 15(d) Of The Securities Exchange
      Act Of 1934

      For the fiscal year ended July 31, 2007
                                -------------
|_|   Transition Report Under Section 13 Or 15(d) Of The Securities Exchange Act
      Of 1934

      For the transition period from

COMMISSION FILE NUMBER: 000-33391
                       ----------

                        HYBRID TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of small business issuer in its charter)

                NEVADA                        88-0490890
-----------------------------------------     ----------------------------------
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                Identification No.)

5841 East Charleston, Suite 230-145
Las Vegas, Nevada                             89142
-----------------------------------------     ----------------------------------
(Address of principal executive offices)      (Zip Code)

(818) 780-2403
-----------------------------------------
Issuer's telephone number

Securities registered under
Section 12(b) of the Exchange Act: NONE

Securities registered under
Section 12(g) of the Exchange Act:  COMMON STOCK, PAR VALUE $0.001 PER SHARE

Check whether the issuer (1) filed all reports required to be filed by Section
13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes |X| No |_|

Check if there is no disclosure of delinquent filers in response to Item 405 of
Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form 10-KSB. |X|

State issuer's revenues for its most recent fiscal year:  $1,378,812.

Indicate by check mark whether the registrant is a shell company (as defined in
Rule 12b-2 of the Exchange Act). |_| Yes |X| No

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days. (See definition of affiliate in Rule
12b-2 of the Exchange Act.): $59,046,270 based on the closing price for our shares of common stock of $2.38 on November 12, 2007.

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date. 39,500,511 shares of common stock as at October 24, 2007.

Transitional Small Business Disclosure Format (check one): Yes |_| No |X|

                                     PART I

                    NOTE REGARDING FORWARD LOOKING STATEMENTS
        CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS
             OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      This Annual Report contains historical information as well as forward-looking statements. Statements looking forward in time are included in this Annual Report pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to be materially different from any future performance suggested herein.
We wish to caution readers that in addition to the important factors described elsewhere in this Form 10-KSB, the following forward looking statements, among others, sometimes have affected, and in the future could affect, our actual results and could cause our actual consolidated results during 2007, and beyond, to differ materially from those expressed in any forward-looking statements made by or on our behalf.

ITEM 1. DESCRIPTION OF BUSINESS.

Background
----------

      Hybrid Technologies, Inc. ("we", "us", the "Company" or "Hybrid
Technologies") was incorporated under the laws of the State of Nevada in April
2000. We are a development stage technology company. We are engaged in the development and marketing of electric powered vehicles and products and, through our majority-owned subsidiary Zingo Inc., in providing telecommunications services through our VoIP system that utilizes the Internet.

      We changed our name from Whistler Investments, Inc. to Hybrid
Technologies, Inc. on March 9, 2005 to reflect our corporate focus. Since our incorporation, we evaluated various business opportunities including a mineral property in British Columbia; the Azra Shopping Center in Las Vegas, which we acquired on April 10, 2002, and disposed of on January 1, 2003; a Vancouver based coffee franchise; oil and gas properties in California; and a medical software product company. We did not pursue several of these opportunities, and none of these business opportunities produced meaningful revenue.

      Following the sale of the Azra shopping center and our determination not to pursue acquisition of a medical software company, we began to focus our efforts on the development and marketing of electric powered vehicles and products.

License Agreements with RV Systems.

      To take the steps necessary to begin implementing our new business strategy, on June 27, 2003, we entered into a licensing agreement with NuAge
Electric, Inc. ("NuAge"), which on October 21, 2003, was terminated. On that date, we signed a licensing and distribution agreement with RV Systems, Inc.
("RV Systems") to acquire the worldwide rights (with the exception of India for the two-and three-wheeled vehicle technology) to sell, distribute and/or manufacture specified products utilizing the portable power systems developed by
RV System's affiliate, Lithium House, Inc. ("Lithium House"). We also entered into an agreement to retain the services of Mr. Chaz Haba, the founder of
Lithium House, to provide technical advice to Hybrid Technologies' Board of
Directors. Under the License Agreement, we paid license fees so to acquired the rights to utilize the lithium ion and lithium polymer battery packs, proprietary controllers and propulsion systems developed by Lithium House. On July 2, 2005, we notified RV Systems that it was in material default under the License
Agreement. On October 25, 2005, we filed suit against Lithium House, RV Systems,
Chaz Haba and related parties, in the California Superior Court, Los Angeles
County, seeking recovery of amounts paid under the RV Systems License Agreement for failure of performance by RV Systems, and for other damages. On June 23,
2006 Hybrid, Lithium House, RV Systems and all related parties signed settlement documents. Hybrid has recovered its prototype vehicles and incurred no further expense related to this litigation or the licensing agreement.

                                        1

Recent Developments

      Acquisition and Subsequent Disposition of Telecommunications Subsidiary.

      On November 24, 2004 we formed WhistlerTel, Inc. under the laws of the
State of Nevada, and on December 3, 2004 we purchased (through this subsidiary)
the assets of Tradewinds Telecom LLC, Fort Lauderdale, Florida. Tradewinds
Telecom was operated as WhistlerTel Inc through this wholly-owned subsidiary.
The strategic initial objective of our telecommunications operations is to develop a superior multilevel platform that provides highly reliable and advanced VoIP telecommunications services. On August 18, 2005, we entered into the Agreement and Plan of Reorganization (the "Agreement"), with Javakingcoffee,
Inc., a Nevada corporation, changing the name to Zingo, Inc. and on August 19,
2005, selling all of the outstanding shares of Whistlertel to Zingo, and received in exchange 80,000,000 shares of Zingo's common stock, or 69.56% of
Zingo's outstanding common stock. Effective August 30, 2005, Holly A. Roseberry and Mehboob Charania, who are two of our directors, were appointed to constitute the new Board of Directors of Zingo. On August 30, 2005, Zingo's Board of
Directors appointed Holly Roseberry as President and Chief Executive Officer,
and Mehboob Charania as Treasurer and Secretary, of the Company.

Liquidity and Capital Resources

      As of July 31, 2007, we had cash on hand of $3,775. At that same date our liabilities totaled $1,537,496. During the period since inception on April 12,
2000 to July 31, 2007, we had incurred operating losses totaling $44,527,591. On
July 31, 2007, we had a working capital surplus of $577,244 and a stockholders'
deficit of $1,984,776.

      We had 39,500,511 shares of common stock issued and outstanding as of
October 24, 2007. Our common stock is traded on the OTC Bulletin Board. The
Board of Directors of Hybrid has approved and issued the following stock dividends: February 28, 2005, 10%; June 17, 2005, 5%; September 2, 2005, 5%;
November 30, 2005, 5%; February 28, 2006, 10%; March 31, 2006, 5%; May 31, 2006,
5%; November 30, 2006, 10%; January 31, 2007, 5%; March 30, 2007, 5%; and May
31, 2007, 10%.

                                        2

Risk Factors
------------

      You should be particularly aware of the inherent risks associated with our business plan. These risks include but are not limited to:

General

WE ARE A DEVELOPMENT STAGE BUSINESS

      We have had minimal revenues from joint ventures or sales of our products, and have not signed any definitive joint venture agreements to commercialize any of our products. As of July 31, 2007, our liabilities totaled $1,537,496. During the period since our inception on April 12, 2000 to July 31, 2007, we have incurred operating losses totaling $44,527,591. On July 31, 2007, we had a stockholders' deficit of $1,984,776. We expect that we will continue to incur operating losses in the future. Failure to achieve or maintain profitability may materially and adversely affect the future value of our common stock.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL

      Althought we have recently arranged a debt financing, we will need to obtain additional financing to complete our business plan. Market factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

WE HAVE BEEN THE SUBJECT OF A GOING CONCERN OPINION FROM OUR INDEPENDENT
AUDITORS, WHICH MEANS THAT WE MAY NOT BE ABLE TO CONTINUE OPERATIONS UNLESS WE
OBTAIN ADDITIONAL FUNDING

      Our independent auditors have added an explanatory paragraph to their audit opinions, issued in connection with our financial statements, which states our ability to continue as a going concern is uncertain.

Electric Vehicles

WE ARE SUBJECT TO ALL OF THE RISKS OF A NEW BUSINESS

      Because we have only recently commenced business operations, we face a potentially higher risk of business failure. We have not earned any significant revenues as of the date of this report. Potential investors should be aware of the difficulties normally encountered by new companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays encountered in connection with the commercialization of our products. These potential problems include, but are not limited to, unanticipated problems relating to product development, arranging and negotiating with joint venture partners, and additional costs and expenses that may exceed current estimates.
We have no history upon which to base any assumption as to the likelihood that our business will prove successful, and investors should be aware that there is a substantial risk that we may not generate any significant operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

      Because we have only recently commenced business operations, we expect to incur operating losses for the foreseeable future

                                        3

OUR MANAGEMENT HAS LIMITED EXPERIENCE IN PRODUCTS UTILIZING ELECTRIC BATTERY
POWER AND WITH NEGOTIATING COMMERCIAL ARRANGEMENTS FOR SUCH PRODUCTS

      Our management has limited experience in negotiating licenses and joint ventures to commercialize the types of products we are developing. As a result of this inexperience, there is a high risk we may be unable to complete our business plan and negotiate profitable licenses or joint ventures for our lithium ion battery powered products. Because of the intense competition for our planned products, there is substantial risk that we will not successfully commercialize these products.

OUR PRODUCTS WILL BE HIGHLY REGULATED

      Our developmental products, are highly regulated. There are special safety standards in effect for vehicles with a top speed of up to 25 miles per hour. If we market vehicles that will compete with passenger cars, such vehicles would be subject to the full federal safety standards. Otherwise, regulatory review and compliance may consume significant time and resources and adversely affect the timing of our bringing products to market, as well as the profitability of such products once regulatory approvals are obtained.

OUR ELECTRIC POWERED VEHICLE BUSINESS IS SUBJECT TO SUBSTANTIAL RISKS

      The electric battery powered product market is competitive and risky. We are competing against numerous competitors with greater financial resources than us, and due to the difficulties of entry into these markets, we may be unsuccessful and not be able to complete our business plan.

WE INTEND TO RELY ON LITHIUM ION BATTERIES WHICH, IF NOT PROPERLY MANAGED, MAY
POSE A FIRE HAZARD.

      Another manufacturer of electric motor vehicles has received five reports of the batteries overheating, three of which caught fire, though no injuries have been reported. We will have to develop battery management systems that eliminate the risk of fire from use of lithium ion batteries as a power source.
If we are not able to develop such systems our business will not develop as planned. If our battery management systems fail, we could be liable to those who are harmed as a result of such failure.

Telecommunications

WE MAY NOT SUCCESSFULLY ENHANCE EXISTING OR DEVELOP NEW PRODUCTS AND SERVICES IN
A COST-EFFECTIVE MANNER TO MEET CUSTOMER DEMAND IN THE RAPIDLY EVOLVING MARKET
FOR INTERNET COMMUNICATIONS SERVICES.

      The market for Internet and telecommunications services is characterized by rapidly changing technology, evolving industry standards, changes in customer needs and frequent new service and product introductions. We are currently focused on developing and evaluating technologies and applications associated with VoIP services. Our future success will depend, in part, on our ability to use leading technologies effectively, to continue to develop our technical expertise, to enhance our existing services and to develop new services that meet changing customer needs on a timely and cost-effective basis. We may not be able to adapt quickly enough to changing technology, customer requirements and industry standards. If we fail to use new technologies effectively, to develop our technical expertise and new services or to enhance existing services on a timely basis, either internally or through arrangements with third parties, our product and service offerings may fail to meet customer needs which would adversely affect our revenues.

                                        4

OUR TELECOMMUNICATIONS SERVICE OFFERINGS MAY FAIL TO BE COMPETITIVE WITH
EXISTING AND NEW COMPETITORS.

We operate in the Internet services market, which is extremely competitive.
Current and prospective competitors include many large companies that have substantially greater market presence, financial, technical, marketing and other resources than we have. Competition is likely to continue increasing, particularly as large diversified telecommunications companies continue to provide VoIP services. Because we operate in a highly competitive environment, the number of subscribers we are able to add may decline, the cost of acquiring new customers through our own sales and marketing efforts may increase, and/or the number of customers who discontinue the use of our service (churn) may increase.

SERVICE INTERRUPTIONS OR IMPEDIMENTS COULD HARM OUR BUSINESS.

      The networks of our third-party providers are vulnerable to damaging software programs, such as computer viruses and worms. Certain of these programs have disabled the ability of computers to access the Internet, requiring users to obtain technical support in order to gain access to the Internet. Other programs have had the potential to damage or delete computer programs. The development and widespread dissemination of harmful programs has the potential to seriously disrupt Internet usage. If Internet usage is significantly disrupted for an extended period of time, or if the prevalence of these programs results in decreased residential Internet usage, our business could be materially and adversely impacted.

OUR BUSINESS COULD BE HARMED BY SECURITY BREACHES.

      We depend on the security of our third-party telecommunications service providers. Unauthorized or inappropriate access to, or use of, these networks could potentially jeopardize the security of confidential information of our customers and of third parties. Users or third parties may assert claims of liability against us as a result of any failure by us to prevent these activities. Although we use security measures, there can be no assurance that the measures we take will be successfully implemented or will be effective in preventing these activities. Further, the security measures of our third-party network providers may be inadequate. These activities may subject us to legal claims, may adversely impact our reputation, and may interfere with our ability to provide our services, all of which could have a material adverse effect on our business, financial position and results of operations.

NATURAL DISASTER OR OTHER CATASTROPHIC EVENT.

Our operations and services depend on the extent to which our computer equipment and the computer equipment of our third-party network providers are protected against damage from fire, flood, earthquakes, power loss, telecommunications failures, break-ins, acts of war or terrorism and similar events. Interruptions in our services could have a material adverse effect on our ability to provide
VoIP services to our customers and, in turn, on our business, financial condition and results of operations.

NETWORK INFRASTRUCTURE.

We may experience increases in our telecommunications usage that exceed our available telecommunications capacity. As a result, users may be unable to register or log on to use our services, may experience a general slow-down in their Internet connection or may be disconnected from their sessions.
Inaccessibility, interruptions or other limitations on the ability of customers to access our services due to excessive user demand, or any failure of our network to handle user traffic, could have a material adverse effect on our reputation.

                                        5

GOVERNMENT REGULATIONS COULD FORCE US TO CHANGE OUR BUSINESS PRACTICES.

      Changes in the regulatory environment regarding the Internet could cause our revenues to decrease and/or our costs to increase. The FCC, however, is examining voice services (such as VoIP). As a result, we could become subject to
FCC and state regulation. The tax treatment of activities on or relating to the
Internet is currently unsettled. A number of proposals have been made at the federal, state and local levels and by foreign governments that could impose taxes on the online sale of goods and services and other Internet activities.
Future federal and state laws imposing taxes on the provision of goods and services over the Internet could make it substantially more expensive to operate our business.

General
--------

      We are a development stage technology company. We are developing and plan to market electric powered vehicles and products.

      Through a majority-owned subsidiary, we provide highly reliable and advanced telecommunications services via VoIP system that utilizes the Internet.
Our telecommunications operations are held in Zingo Inc., a publicly-traded company, in which we hold an approximate 69% equity interest.

Our Electric Battery Pack and Vehicle Technology
------------------------------------------------

      After the termination of all licensing relationships with RV Systems and
Lithium House, we began developing portable battery power pack technology and effecting vehicle conversions from conventional power systems to electric power systems in our own facility which we have purchased in Mooresville, North
Carolina. We plan, once development is completed, to market our own brand of portable battery power pack systems. We also plan to complete conversions of four-, three- and two-wheel vehicles, and to further develop the resulting prototypes for limited commercial production, beginning in 2007.

      In our Mooresville, North Carolina, facility we are in the process of
Converting and nearing final testing on Chrysler PT Cruisers, Mini Coopers, a
Chrysler Crossfire and Mercedes' Smart cars. We replace gasoline power systems with all electric power systems, some including installed solar cells, and battery management systems. We are also converting some large and small ATV's, electric bicycles and electric scooters. We have 85 electric scooters in inventory that are partially converted. We have begun conversions on three-wheeled vehicles, such as small ATV's and vehicles for handicapped persons. We are developing a rapid charge system that we anticipate reducing charge time by 65%.

      Our Mooresville facility consists of about 40,000 square feet of space.
Some equipment at the facility includes a metal working lathe, metal welders, work tables, grinders, a metal cutting machine, several car lifts, power supplies and chargers. We are also setting up a battery lab.

The Battery Packs We Would Use

      The electric vehicles' battery pack performs the same function as the gas tank in a conventional vehicle: it stores the energy needed to operate the vehicle.

                                        6

      We are working with Kokam (South Korea), other battery suppliers and several independent engineers to develop the best battery management systems.
Our system interconnects small battery cells with each other optimizing battery cell balancing in terms of voltage output. In addition, our CAM bus system allows monitoring of multiple interconnected batteries without separate wiring for each battery cell. Our battery packs can be produced in a wide variety of sizes, capacities and voltages as required by the particular product application.

      We use individual lithium polymer cells that have 4.2 volts DC and 100AH each and are connected in such a manner (in parallel and series) to provide up to 336 volts DC and 30 KW (thus a battery pack can contain up to 160 individual cells) depending on the performance required. The battery pack may contain many
"packs" of the cells each in a ABS protection shell for protection against abrasion and moisture and will have a separate thermal cut off circuit to prevent over heating and control circuits that will monitor the voltage during discharge and charging to ensure that the pack does not go below a minimum voltage or above a maximum.

Electric Motors

      We are using a variety of electric motors in our prototypes. We are not reliant on any single manufacturer of electric motors. There are a large number of domestic and foreign manufacturers of electric motors, and we anticipate the motors with the specifications we require will be available at reasonable commercial prices from a number of these sources.

      We believe that an important characteristic of our technology is the lithium battery power source we intend to use is more efficient and powerful than other battery power sources. Vehicles utilizing this technology have the ability to travel far greater distances, can recharge in less time and also benefit from weight reduction, as compared with vehicles using other battery powered systems. One of the major historic hurdles facing electric vehicle manufacturers is that most power sources would not allow the vehicle to travel over 100 miles before needing to be recharged. We believe that we can produce electric powered vehicles with a travel range equal to or greater than 200 miles.

      A significant difference between electric vehicles and gasoline-powered vehicles is the number of moving parts. The electric vehicle motor has one moving part, the shaft, which is very reliable and requires little or no maintenance, reducing repair costs. Whereas the gasoline-powered vehicle's motor has numerous moving parts, requiring a wide range of maintenance. The controller and charger are electronic devices with no moving parts, and they require little or no maintenance. Electric vehicle batteries are sealed and maintenance free,
However, the life of these batteries is limited, and batteries will require periodic replacement. New batteries are being developed that will not only extend the range of electric vehicles, but will also extend the life of the battery pack which may eliminate the need to replace the battery pack during the life of the vehicle.

Products Under Development
--------------------------

      We have products under development in the following categories.

      We have converted golf carts, a type of neighborhood electric vehicle
(NEV). A NEV is a 4-wheeled vehicle, larger than a go cart but smaller than most light-duty passenger vehicles. NEV's are usually configured to carry two or four passengers with a pickup bed. NEV's are defined by the United States National
Highway Traffic Safety Administration as subject to Federal Motor Vehicle Safety
Standard (FMVSS} No. 500. Per FMVSS 500, NEV's have top speeds between 20 and 25 miles per hour and are defined as "Low Speed Vehicles". FMVSS 500 requires that
NEV's be equipped with headlamps, stop lamps, turn signal lamps, tail lamps, reflex reflectors, parking brakes, rear view mirrors, windshields, seat belts, and vehicle identification numbers. About 35 states have passed legislation or regulations allowing NEV's to be licensed and driven on roads that are generally posted at 35 miles per hour or less. While NEV's were initially used in gated communities, they have been increasingly used by the general public for school transportation, shopping and general neighborhood trips. In addition, they are used at military bases, national parks, commercial airports and for local government activities.

                                        7

R Car

      The Chrysler Crossfire - R-Car - is being re-done to use our new technology and battery management systems. This car would carry four passengers and reach speeds of up to 90 miles per hour, with a range of approximately 200 miles. The R Car is subject to Federal approvals in effect for passenger cars, including safety standards.

ATV's and Lawn and Garden Equipment

      We have converted ATV's, including four small two-passenger ATV's and a four-wheel drive, two-passenger ATV with a truck bed. We also developed what we view as a next generation ATV with four-wheel independent suspension produced by a major ATV manufacturer. This is planned to be the first "stealth" (or totally quiet) ATV. This ATV was displayed at the Globe 2004 exposition in Vancouver,
B.C., Canada. We have also converted some lawn and garden equipment.

Current Joint Venture Activities or Negotiations in Progress
------------------------------------------------------------

U.S. Navy

      On February 5, 2004 we announced the initiation of a lithium-ion conversion project with the United States Navy. We have funded the initial 3kw prototype for this project, and the prototype has been completed and delivered to the Navy.

New York City Taxi Commission

      The NYC Taxi Commission agreed to test a PT Cruser which was delivered
January 2007. The converted PT Cruiser Taxi was driven for two months in New
York City. The project was stopped early due to several factors, the primary being that an electric vehicle cannot be run 24 hours a day, seven days a week.
Daily down time is required to charge the vehicle. The vehicle has been returned and the project is completed.

Paratransit

      Paratransit, Sacramento, California, a company providing community transportation services, purchased two converted PT Cruisers. The two vehicles were delivered in November 2006.

NASA

      We have signed a Space Act agreement with NASA and several vehicles are being tested by NASA at the Kennedy Space Center in Florida.

                                        8

China

      We are converting two wheel bicycles using Geely Corporation frames and will discuss manufacturing these bicycles with Geely Corporation.

Solar House

      We are also constructing a "green" home in Calgary, Alberta.

California Highway Patrol

      Hybrid Technologies funded a lithium-powered bike to honor officers killed in the line of duty. This bike, produced by Big Bear Choppers, was displayed throughout California during the first week of May 2005 at media events honoring slain troopers, and will be kept in the CHP museum.

Arcadis

      In September 2007, we signed a contract to provide a PT Cruiser to
Arcadis, a contractor to the U.S. Environmental Protection Administration.

Canadian Ministry of Transportation

We signed an agreement in June 2007, pursuant to which the Canadian Ministry of
Transportation purchased a Smart Car and PT Cruiser, both of which have been delivered.

Our Telecommunications Operations
---------------------------------

      Through our subsidiary, Zingo, Inc., of which we own approximately 69% of the outstanding common stock, we offer telecommunications services to business and residential customers utilizing VoIP technology. The strategic initial objective of our telecommunications operations is to develop a superior multilevel platform that provides highly reliable and advanced telecommunications services. We plan to focus our efforts in many parts of the globe where the area is equipped with broadband access for Internet services.
The VoIP system is developed to work via the Internet thus allowing those destinations to have access to a highly advanced telephone system. The immediate focus is Canada, Central, Latin America, Europe and developed countries in Asia.

      We have approximately 4,000 customers. We are marketing our operations both on the Internet and by print advertising, reaching out to international markets. Our success will depend on our ability to anticipate and respond to various factors affecting the industry, including new technologies, changes in customer preferences, regulatory changes, demographic trends, economic conditions, and pricing strategies of competitors.

Our VoIP Technology

      VoIP uses a standard Internet connection to place phone calls, bypassing the telephone company network entirely. Major carriers like AT&T are already setting up VoIP calling plans in several markets around the United States, and the FCC is looking seriously at the potential ramifications of VoIP service. In contrast to circuit switching that has been used by telephone networks for more than 100 years, data networks simply send and retrieve data as needed. And, instead of routing the data over a dedicated line, the data packets flow through a network along thousands of possible paths. This is called packet switching, where the sending computer chops data into small packets, with an address on each one telling the network devices where to send them, then sending the packet to a nearby router, which forwards the packet to another router that is closer to the recipient computer, and so on. When the receiving computer finally gets the packets (which may have all taken completely different paths to get there), it uses instructions contained within the packets to reassemble the data into its original state. Packet switching allows several telephone calls to occupy the amount of space occupied by only one in a circuit-switched network.

                                        9

      Reliability or compatibility issues with VoIP include: dependency on wall electric power; home systems that may be integrated into the phone line such as
Digital video recorders, digital subscription TV services and home security systems using a standard phone line to operate do not operate or integrate with
VoIP. For emergency 911 calls there is no way to associate a geographic location with an IP address unless it has been registered. Because VoIP uses an Internet connection, it is susceptible to all the problems normally associated with home broadband services. These factors will affect call quality: latency, jitter, packet loss. Phone conversations can become distorted, garbled or lost because of transmission errors. VoIP is susceptible to worms, viruses and hacking. Some experts predict that within a short period of time that "spam over Internet technology" will be used to produce a large numbers of bogus calls and messages, and that phone connections could be used to steal identities, alter messages or crash computers. All phone calls are subject to the limitations of normal computer issues.

      We sell an analog telephone adaptor (ATA) that allows the user to connect a standard phone to his Internet connection for use with VoIP. The ATA is an analog-to-digital converter. It takes the analog signal from a traditional phone and converts it into digital data for transmission over the Internet.

      We also sell IP Phones. These specialized phones look just like normal phones with a handset, cradle and buttons but instead of having the standard phone connectors, IP phones have an ethernet connector. IP phones connect directly to a router and have all the hardware and software necessary to handle the IP call. When a call is placed using VoIP, a request is sent to the soft switch asking which endpoint is associated with the dialed phone number and what that endpoint's current IP address is. Once the IP address is found, an exchange of data between the two endpoints can take place. We use the SIP (Session
Initiation Protocol), developed specifically for VoIP applications, for this communication.

      We offer monthly rate plans structured like cell phone plans for $14.95 per month for home use. On the business end, we offer unlimited plans for
$49.95. Our VoIP plans include:

Caller ID
Call waiting
Call transfer
Repeat dial
Return call
Three-way calling

      There are also advanced call-filtering options available. These features use caller ID information to allow the user make a choice about how calls from a particular number are handled. The user can: forward the call to a particular number; send the call directly to voicemail; or give the caller a busy signal.

      With our VoIP service, the user can specify a stutter dial tone and can also check voicemail via the Web or have .WAV file messages attached to an
e-mail sent to his computer or handheld.

                                       10

Regulatory Matters

      Internet-related regulatory policies are continuing to develop. For example, the FCC could subject certain services offered by ISPs to regulation as telecommunications services. Among other things, the FCC could decide to regulate voice services provided over the Internet, such as VoIP, as
"telecommunications" or a "telecommunications service" even though Internet access itself might not be regulated. Such a decision could result in our being subject to universal service fees, access fees and other fees imposed on regulated telecommunications providers as well as heightened costs of regulatory compliance. We could be adversely affected by any regulatory change that would result in the imposition of access charges on ISPs because this would substantially increase the cost of using the Internet. State public utility commissions generally have declined to regulate enhanced or information services. However, some state commissions continue to review potential regulation of these services. There can be no assurance that state regulatory authorities will not seek to regulate aspects of these activities as telecommunications services.

      In June 2006, the FCC ruled that internet phone service companies must begin paying a percentage of their revenue to a federal program to subsidize telephone service for rural and low-income customers.

Internet Taxation

      The Internet Tax Non-Discrimination Act, which was passed by Congress in
November 2004 and signed into law in December 2004, renewed and extended until
November 2007 a moratorium on taxes on Internet access and multiple, discriminatory taxes on electronic commerce. This moratorium had previously expired in November 2003. As with the preceding Internet Tax Freedom Act,
"grandfathered" states which taxed Internet access prior to October 1998 may continue to do so. Certain states have enacted various taxes on Internet access and/or electronic commerce, and selected states' taxes are being contested on a variety of bases. However, state tax laws may not be successfully contested, and future state and federal laws imposing taxes or other regulations on Internet access and electronic commerce may arise, any of which could increase the cost of providing Internet services and could materially adversely affect our business.

Competition
-----------

      The discussion below identifies some of our principal competitors in the electric vehicle and bicycle areas.

      Daimler Chrysler AG's Global Electric Motorcars LLC sells GEM electric vehicles with varying passenger capacities.

      Miles Automotive Group Ltd., Malibu, California, has commenced sales of its two-passenger model manufactured in China with a top speed of 25 miles per hour, and a range of up to 40 miles between charges.

      Tesla Motors has begun taking orders on a battery-powered electric sports car, with a projected top speed of 135 miles per hour.

      Wrightspeed Inc., San Dimas, California, is developing an electric sports car with a target top speed of 135 miles per hour and a targeted range between charges of 250 miles.

                                       11

      Dynasty Electric Cars, Delta, BC, Canada, offers an electric-powered sedan in various configurations, with a maximum speed of 24 miles per hour and a range of approximately 30 miles.

      The Reva Electric Car Company, based in Bangalore, India, was incorporated in 1995 as a joint venture between the Bangalore based Maini Group and AEVT Inc of Irvindale, California, to manufacture electric vehicles for city mobility.
This company produces a two-door sedan seating two adults in the front and two children at the back. Today the company has more than 1000 cars on Indian roads and about 600 cars in global markets. This company has the EEC (European
Economic Community) Certification and is currently being exported to UK and
Malta and are being test marketed in other countries.

      ZAP World, headquartered in Santa Rosa, California, is a principal competitor in fuel cells, production electric cars that can go over 25 miles per hour, electric bicycles, three-wheeled electric scooters, seascooters, off-road vehicles and other electric products. ZAP's Xebra, a three-four door car, can travel up to 40 miles per hour with a range of 40 miles between charges.

      Powabyke, headquartered in Bath, United Kingdom, offers a wide range of electric bikes and scooters and is moving to offer lithium power, in the UK and worldwide.

      EV Global, North Hills, California, is also a competitor in the electric bicycle arena.

      Our telecommunications services also face substantial competition from other companies which provide VoIP services, most of which have significantly greater financial resources than we do. VoIP services are available from a wide range of companies including cable companies, long-distance companies, national
VoIP providers and regional service providers.

Employees
---------

      As of the date of this report, we have 25 employees, including our
President and CEO, Holly Roseberry, and her assistants at the corporate office, as well as the conversion crew in Mooresville, North Carolina. We have agreements with five consultants on the engineering side and in Marketing/Media.

Research and Development Expenditures
-------------------------------------

      We incurred research and development expenditures of $1,983,947 in our fiscal year ended July 31, 2006, and of approximately $1,009,483 in our fiscal year ended July 31, 2006.

Patents and Trademarks
----------------------

      The Company has filed provisional patent applications with the U.S. Patent and Trademark Office ("USPTO") for three of our inventions relating to our battery management system, cathode material and an ultracapacitor. We have filed a trademark application with the USPTO for "Hybrid Technologies", and a revised filing in April 2007, which received an initial refusal office action by the
USPTO staff in May 2007. We plan to appeal this decision.

                                       12

ITEM 2. DESCRIPTION OF PROPERTY.

Our mailing address is 5841 East Charleston, Suite 230-145, Las Vegas, Nevada,
89142, for which we pay $25 per month, on a month to month basis.

We are building a home in Calgary Alberta, Canada that will showcase green technology.

We purchased, in May, 2006, a 40,000 square foot facility at 158 Rolling Hill in
Mooresville, North Carolina.

ITEM 3. LEGAL PROCEEDINGS.

      Other than as described below, we are not a party to any material legal proceedings and to our knowledge, no such proceedings are threatened or contemplated. At this time we have no bankruptcy, receivership or similar proceedings pending.

Securities and Exchange Commission Inquiry

      On July 30, 2004, we received a request for voluntary production of documents and information pursuant to a Securities and Exchange Commission informal inquiry. The documents requested include those related to our stock issuances, major corporate transactions, including the Azra shopping center, the
Queens mineral property and the licensing agreements with RV Systems, agreements with consultants and related parties, as well as those relating to potential joint venture partners and customers. We fully cooperated with the Commission in response to its request for information.

      On February 10, 2006, we received another request for voluntary production of documents and information pursuant to a Securities and Exchange Commission
("SEC") informal inquiry, and on April 24, 2006, we received a subpoena from the
SEC issued in an investigation initiated by the SEC with respect to the matters covered by the inquiry and a broad range of other matters. Our President voluntarily testified and all requested documents were submitted.

Depository Trust Company Suit

On November 23, 2004, the Company filed a Complaint in the Eighth Judicial
District Court, County of Clark, State of Nevada, sitting in Las Vegas, Nevada, styled "Whistler Investments, Inc., et al. v. The Depository Trust and Clearing
Corporation, et al.", Case No. A495703. The defendants include The Depository
Trust Company and the National Securities Clearing Corporation. The action alleges 22 state law claims, including intentional and negligent misrepresentation, fraud, racketeering, negligence, conversion, interference with contractual relations and prospective economic advantages and conspiracy. A motion to dismiss has been filed by defendants. Our case is on appeal at the
Ninth Circuit. Briefing is still in progress. A decision is expected in 18-20 months.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      Not applicable.

                                       13

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Our shares of common stock trade and have traded on the NASD OTC Bulletin Board since March 4, 2002. The OTC Bulletin Board is a network of security dealers who buy and sell stock. A computer network that provides information on current
"bids" and "asks", as well as volume information, connects the dealers. The following table sets forth for our last three fiscal years by quarter the high and low closing prices of our common shares traded on the OTC Bulletin Board:

Period                                                            High     Low
------                                                           ------   ------

August 1, 2004 to October 31, 2004                               $ 9.85   $ 5.15
November 1, 2004 to November 18, 2004                            $11.55   $ 9.21
November 19, 2004 to January 31, 2004(1)                         $13.45   $ 8.18
February 1, 2005 to February 28, 2005                            $ 9.55   $ 8.64
March 1, 2005 to March 8, 2005(2)                                $ 9.00   $ 6.50
March 9, 2005 to April 30, 2005(3)                               $ 7.66   $ 3.85
May 1, 2005 to June 14, 2005                                     $ 7.81   $ 5.24
June 15, 2005 to July 31, 2005(4)                                $ 8.50   $ 7.10
August 1, 2005 to August 30, 2005                                $ 9.00   $ 7.50
August 31, 2005 to October 31, 2005(5)                           $ 8.70   $ 4.00
November 1, 2005 to November 29, 2005                            $ 8.94   $ 4.85
November 30, 2005 to January 31, 2006(6)                         $ 7.60   $ 4.75
February 1, 2006 to February 27, 2006                            $14.35   $ 7.62
February 28, 2006 to March 31, 2006(7)                           $14.05   $ 7.96
March 31, 2006 to April 30, 2006(8)                              $11.40   $ 8.60
May 1, 2006 to May 30, 2006                                      $11.20   $ 8.60
May 31, 2006 to July 31, 2006(9)                                 $ 9.43   $ 4.60
August 1, 2006 to October 31, 2006                               $ 7.41   $ 3.30
November 1, 2006 to January 31, 2007 (10)                        $ 5.42   $ 3.52
February 1, 2007 to April 30, 2007 (11)(12)                      $ 4.77   $ 4.11
May 1, 2007 to July 31, 2007 (13)                                $ 4.35   $ 2.50
August 1, 2007 to October 19, 2007                               $ 2.78   $ 1.85

-------------
(1) Following three-for-one forward split effective November 19, 2004. (2)
Following the one-for-ten stock dividend effective February 28, 2005. (3)
Following the one-for-ten reverse split effective March 9, 2005. (4) Following the one-for-twenty stock dividend effective June 15, 2005. (5) Following the one-for-twenty stock dividend effective August 31, 2005. (6) Following the one-for-twenty stock dividend effective November 30, 2005. (7) Following the one-for-ten stock dividend effective February 28, 2006. (8) Following the one-for-twenty stock dividend effective March 31, 2006. (9) Following the one-for-twenty stock dividend effective May 31, 2006. (10) A one-for-ten stock dividend was effective November 30, 2006. (11 Following the one-for-twenty stock dividend effective January 31, 2007. (12) A one-for-twenty stock dividend was effective March 30, 2007. (13) A one-for-ten stock dividend was effective May
31, 2007.

The above quotations are taken from information provided by Yahoo and reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

Holders of Common Stock

As of October 24, 2007, we had 100 holders of record of our common stock.

Dividends

                                       14

Our current policy is to retain any earnings in order to finance the expansion of our operations. Our board of directors will determine future declaration and payment of dividends, if any, in light of the then-current conditions they deem relevant and in accordance with the Nevada Revised Statutes. At the stockholders meeting held on March 7, 2005, quarterly stock dividends at the rate of 20%
annually or 5% per quarter were approved.

Securities Authorized for Issuance under Equity Compensation Plans

      The following table sets forth as of July 31, 2007 information with respect to our common stock issued and available to be issued under outstanding options, warrants and rights.
------------         --------------------------  ---------------------------  ------------------------
                             (a) (b) (c)
Plan category        Number of securities to be  Weighted-average exercise    Number of securities
                     issued upon exercise of     price of outstanding         remaining available for
                     outstanding options,        options, warrants and        future issuance under
                     warrants and rights         rights                       equity compensation
                                                                              plans (excluding
                                                                              securities reflected in
                                                                              column (a))
------------------   --------------------------  ---------------------------  ------------------------
Equity compensation
Plans approved by
security holders
------------------   --------------------------  ---------------------------  ------------------------
Equity compensation
plans not approved   570,000                                  $3.55           3,000,000
by security holders
------------------   --------------------------  ---------------------------  ------------------------
Total                                                                         3,000,000
------------------   --------------------------  ---------------------------  ------------------------

2003, 2005 and 2006 Restricted Stock Plans

On July 17, 2003, the Board of Directors of the Company adopted the 2003
Restricted Stock Plan (the "Plan"), pursuant to which 1,800,000 shares of common stock (split- adjusted) were reserved for issuance to eligible participants under the Plan. All shares have been issued under this plan, the provisions of which were similar to those of the 2005 Restricted Stock Plan described below.

On April 21, 2005, the Board of Directors of the Company adopted the 2005
Restricted Stock Plan (the "Plan"), pursuant to which 2,000,000 shares of common stock were reserved for issuance to eligible participants under the Plan. Such eligible participants include any person who is an employee of or consultant or advisor to Hybrid Technologies and who provides bona fide services for Hybrid
Technologies, where the services are not in connection with the offer or sale of securities in a capital raising transaction and where the services do not directly or indirectly promote or maintain a market for Hybrid Technologies'
common stock. In no case may an award be made under the Plan where the common stock granted in the award is not eligible for registration pursuant to Form S-8
(or any successor form promulgated for the same general purposes by the
Securities and Exchange Commission) under the Securities Act of 1933, as amended. All shares have been issued under this plan, with the exception of
14,500 shares subject to outstanding options.

The 2006 Restricted Stock Plan has been adopted by the board with 5,000,000 shares reserved. Options covering 2,000,000 shares were granted to Salim Rana, a shareholder of the Company, of which options covering 1,206,000 shares have been exercised. The Plan is administered by the Board of Directors of the Company.
Subject to the express limitations of the Plan, the Board has authority in its discretion to determine the eligible persons to whom, and the time or times at which, restricted stock awards may be granted, the number of shares subject to each award, the time or times at which an award will become vested, the performance criteria, business or performance goals or other conditions of an award, and all other terms of the award. The Board also has discretionary authority to interpret the Plan, to make all factual determinations under the
Plan, and to make all other determinations necessary or advisable for Plan administration. The Board may prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Board are final, conclusive, and binding upon all parties.

                                       15

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

FORWARD LOOKING STATEMENTS

This annual report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results are likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in this section.

Results Of Operations for the Year Ended July 31, 2007

We incurred a net loss of $10,619,757 the year ended July 31, 2007, and of approximately $13,126,909 for the year ended July 31, 2006, including $7,577,275 in stock based compensation in the year ended July 31, 2006, relating to our grant of stock options to consultants during the year, and in the year ended
July 31, 2006, general and administrative costs of $11,440,129, and interest expense of $102,082.

Our net loss for the year ended July 31, 2007 decreased from the comparative period in fiscal 2006 (from $13,126,909 in 2006 to approximately $10,619,757 in
2007). This was primarily due to decrease in general and administrative costs from $11,440,129 in 2006, as compared with approximately $9,285,181 in 2007. We had reduced interest expense in the twelve months ended July 31, 2007 of
$86,292, as compared with approximately $102,082 in the comparable period in
2006.

PLAN OF OPERATION

During the period since inception on April 12, 2000 to July 31, 2007, we have incurred operating losses aggregating $44,527,591. At July 31, 2007, we had a working capital surplus of $577,244 and a stockholders' deficit of $1,984,776.

The continuation of the Company as a going concern is dependent upon the continued financial support from our shareholders, our ability to obtain necessary equity financing to continue operations, and the attainment of profitable operations. Our auditors have expressed substantial doubt concerning our ability to continue as a going concern.

As of July 31, 2007, we had cash on hand of $3,775. Our liabilities at the same date totaled $1,537,496. We do not have sufficient cash on hand or financing in place to complete commercialization of our planned products.

Electric Vehicles

We have terminated the License Agreement with RV Systems.

                                       16

We are converting vehicles in our own facility in Mooresville, North Carolina.
We have a team of highly qualified Engineers who oversee groups of electrical and mechanical staff. With the purchase of our new facility and the renovations to the building we are able to work on many projects and vehicles concurrently.
The 40,000 square foot facility has room for both conversions and storage with the potential for future growth.

Commercial Initiatives

On February 5, 2004 we announced the initiation of a lithium-ion conversion project with the United States Navy. We have funded the initial 3kw prototype for this project, and the prototype has been completed and delivered to the
Navy. The NYC Taxi Commission agreed to test a PT Cruiser which was delivered
January 2007. The converted PT Cruiser Taxi was driven for two months in New
York City. The vehicle has been returned and the project is completed.
Paratransit, Sacramento, California, a company providing community transportation services, purchased two converted PT Cruisers. We have signed a
Space Act agreement with NASA and several vehicles are being tested by NASA at the Kennedy Space Center in Florida. We are also constructing a "green" home in
Calgary, Alberta. We signed an agreement in June 2007, pursuant to which the
Canadian Ministry of Transportation purchased a Smart Car and PT Cruiser, both of which have been delivered. In September 2007, we signed a contract to provide a PT Cruiser to Arcadis, a contractor to the U.S. Environmental Protection
Administration.

For a discussion of our commercial initiatives, please refer to "Current Joint
Venture Negotiations in Progress" above under "Item 1. Description of Business".

Telecommunications Services

We offer telecommunications services to business and residential customers utilizing VoIP technology. The strategic initial objective of our telecommunications operations is to develop a superior multilevel platform that provides highly reliable and advanced telecommunications services. Our telecommunications operations are conducted through our subsidiary, Zingo, Inc., of which we own approximately 69% of the outstanding common stock. We plan to focus our efforts in many parts of the globe where the area is equipped broadband access for Internet services. The VoIP system is developed to work via the Internet thus allowing those destinations to have access to a highly advanced telephone system. The immediate focus is Canada, Central and Latin
America, Europe and developed countries in Asia.

5.2 Liquidity and Capital Resources

Since our incorporation, we have financed our operations almost exclusively through the sale of our common shares to investors and borrowings. We expect to finance operations through the sale of equity in the foreseeable future as we receive minimal revenue from our current business operations. There is no guarantee that we will be successful in arranging financing on acceptable terms.

On February 24, 2004, we announced receipt of $1 million dollars of a $3 million dollar non-recourse loan to be collateralized by stock. On April 14, 2004, we drew down an additional $1,000,000 on this loan, and on April 22,2004, we drew down the final $1,000,000 of the loan. The lender was Sterling Capital, Inc., and the loan was collateralized by 9,000,000 shares of restricted common stock
(split adjusted), which shares, together with shares issuable by reason of stock splits and dividends, totaling 12,732,500 shares, were issued to Sterling
Capital at the maturity of the loan, since the recourse of Sterling Capital in the event of nonpayment of the loan at maturity was solely to the shares held in escrow as collateral.

                                       17

      We have raised equity capital through issuances of common stock and debt.
During the twelve months ended July 31, 2007, we received proceeds of $5,076,500 from the exercise of stock options.

      At July 31, 2007, we had $3,775 cash on hand. Our ability to raise additional capital is affected by trends and uncertainties beyond our control.

      On October 29, 2007, we entered into a Loan Agreement with Wyndom Capital
Investments, Inc. (the "Lender"). The Loan Agreement provides for loans to the
Company of up to $4,000,000, with a minimum initial loan of $500,000 the disbursement of which to us took place on in late October, 2007. The notes evidencing the installments of the loans bear interest payable monthly in arrears at the rate of 10% per annum, and mature and are due and payable three years from the date of issuance. The loans under the Loan Agreement are secured by shares of our common stock held by the Lender. We are required to issue shares as collateral at the rate of two and one half shares of our common stock for each dollar principal amount of the loan advanced to us. If there is a trading halt in our common stock or we file for bankruptcy or reorganization, the Lender has full recourse against the Company to collect the unpaid amounts owing under the Loan Agreement and notes issued pursuant thereto, including a first priority lien on all of our assets. In the event of the occurrence of another type of default, which we do not cure in a timely fashion, the Lender, as its sole recourse, is entitled to take possession for its sole benefit of the shares of common stock designated as collateral for the principal amount of the
Loan that is in default. After the Lender has disbursed the first $1,000,000 principal amount of the Loan to us, the Lender is entitled to receive a certificate for the balance of the 7,500,000 shares of common stock representing the collateral for the $3,000,000 balance of the funds that may be disbursed under the Loan Agreement. To the extent the $3,000,000 balance of funds are not delivered, we are entitled to cancel such certificate, with the Lender retaining the appropriate number of shares as collateral for advances in excess of
$1,000,000.

      Our current operating funds and financing facility are less than necessary for commercialization of our planned products, and therefore we will need to obtain additional financing in order to complete our business plan. We anticipate that up to $2,000,000 of additional working capital will be required over the next 12 months for market introduction of these products through joint venture partners or otherwise. We do not have sufficient cash on hand to meet these anticipated obligations.

      We do not currently have any arrangements for financing other than the
Wyndom Capital loan agreement, which may not furnish us with all of the capital that we require, and we may not be able to find additional financing if required. Obtaining additional financing would be subject to a number of factors, including investor sentiment. Market factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

      Our auditors are of the opinion that our continuation as a going concern is in doubt. Our continuation as a going concern is dependent upon continued
financial support from our shareholders and other related parties.

                                       18

ITEM 7. FINANCIAL STATEMENTS.

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Hybrid Technologies, Inc.

We have audited the accompanying consolidated balance sheets of Hybrid
Technologies, Inc. (a development stage company) as of July 31, 2007 and 2006, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended July 31, 2007 and 2006, and from April 12, 2000
(Inception) through July 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly in all material respects, the financial position of Hybrid Technologies,
Inc. as of July 31, 2007 and 2006, and the results of consolidated operations and cash flows for the years ended July 31, 2007 and 2006, and from April 12,
2000 (Inception) through July 31, 2007, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the consolidated financial statements, the Company incurred a net loss of $45,411,768 from April
12, 2000 (Inception) through July 31, 2007. This and other factors discussed in
Note 2 raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

/s/ Haynie & Company
Littleton, CO
November 13, 2007

                                       19

HYBRID TECHNOLOGIES, INC.
 A Development Stage Company

 Consolidated Balance Sheets

                                                                                   July 31,          July 31,
 ASSETS                                                                              2007              2006
----------------------------------------------------------------------------------------------------------------
Current assets:
     Cash                                                                        $      3,775      $    519,181
     Accounts receivable, net of allowance
       for doubtful accounts of $139,003
       and $2,465 , respectively                                                        1,994            22,620
     Inventories                                                                      425,775           282,969
     Other current assets                                                              60,233            61,799
     Advances to related parties                                                       24,505                --
                                                                                 ------------------------------
                 Total current assets                                                 516,282           886,569

Property and equipment, net                                                         2,120,343         2,091,617

Other assets                                                                           92,824         1,534,766
                                                                                 ------------------------------

                                                                                 $  2,729,449      $  4,512,952
                                                                                 ==============================

 LIABILITIES AND STOCKHOLDERS' DEFICIT
----------------------------------------------------------------------------------------------------------------

Current liabilities:
     Current portion of long-term debt                                           $    241,460      $    224,442
     Accounts payable and accrued expenses                                            489,788           318,392
     Deferred revenues - customer deposits                                              2,990            26,625
     Advances from related parties                                                         --            83,529
                                                                                 ------------------------------
                 Total current liabilities                                            734,238           652,988

Long-term debt                                                                        803,258         1,025,293

Commitments and contingencies                                                              --                --

Minority interest                                                                       2,377             2,377

Stockholders' equity (deficit)
     Preferred stock, $.001 par value, 5,000,000 shares authorized,
         no shares issued                                                                  --                --
     Common stock, $.001 par value,  50,000,000 authorized 25,895,130 shares issued and outstanding at July 31, 2006
         39,500,511 shares issued and outstanding at July 31, 2007                     39,501            25,895
     Additional paid in capital                                                    47,364,903        37,598,410
     Deficit accumulated during the development stage                             (45,411,768)      (34,792,011)
     Accumulated other comprehensive income                                            (7,860)               --
                                                                                 ------------------------------
                                                                                    1,984,776         2,832,294
                                                                                 ------------------------------

                                                                                 $  2,729,449      $  4,512,952
                                                                                 ==============================

See Notes to the Financial Statements

                                       20

HYBRID TECHNOLOGIES, INC.
 A Development Stage Company

 Consolidated Statements of Operations

                                                                                         INCEPTION
                                                     Year Ended        Year Ended         THROUGH
                                                   July 31, 2007     July 31, 2006     July 31, 2007
----------------------------------------------------------------------------------------------------
Sales                                              $  1,378,812      $    390,441      $  1,769,253
Cost of sales                                         1,306,471           842,825         2,149,296
                                                   ------------------------------------------------
     Gross Profit (loss)                                 72,341          (452,384)         (380,043)
                                                   ------------------------------------------------

Costs and expenses:
     General and administrative                       9,285,181        11,440,129        38,177,932
     Research and development                         1,009,483         1,983,947         5,969,616
                                                   ------------------------------------------------
                                                     10,294,664        13,424,076        44,147,548
                                                   ------------------------------------------------

                  (loss from operations)            (10,222,323)      (13,876,460)      (44,527,591)

Other income (expense)
     Interest expense                                   (86,292)         (102,082)         (741,437)
     Interest income                                      1,191            19,670            20,861
     Loss from subsidiaries                                  --                --                --
     Loss from sale of other assets                    (314,381)               --          (314,381)
     Other income (expenses)                              2,048           831,963           890,981
                                                   ------------------------------------------------

     Net (loss) before discontinued operations
     and minority interest                          (10,619,757)      (13,126,909)      (44,671,567)

     Loss from discontinued operations                       --                --          (757,024)
                                                   ------------------------------------------------
                                                    (10,619,757)      (13,126,909)      (45,428,591)

     Minority interest in net loss                           --                --            16,823
                                                   ------------------------------------------------

Net loss                                            (10,619,757)      (13,126,909)      (45,411,768)

Other comprehensive income
  Foreign currency translation                           (7,860)               --                --
                                                   ------------------------------------------------

Net comprehensive (loss)                           $(10,627,617)     $(13,126,909)     $(45,411,768)
                                                   ================================================

                                                   ------------------------------
 Net (loss) per share basic and fully diluted      $      (0.37)     $      (1.22)
                                                   ==============================

Weighted number of shares                            28,393,440        10,753,799

See Notes to Financial Statements

                                       21

 HYBRID TECHNOLOGIES, INC.
 A Development Stage Company

 Consolidated Statement of Stockholder's Equity (Deficit)

                                                                                          Deficit
                                                                                        Accumulated
                                                                         Additional     during the
                                           Common stock                    Paid-in      Development    Comprehensive
                                               Shares         Amount       Capital         Stage           Income           Total
------------------------------------------------------------------------------------------------------------------------------------
Balance August 1, 2005                       7,683,515         7,684     17,603,366     (21,665,102)             --      (4,054,052)

Stock issuances
     Value of stock options issued                  --            --      7,577,255              --              --       7,577,255
     Exercise of options                     1,470,500         1,471      9,434,530              --              --       9,436,001
     Stock issued for debt                  12,732,500        12,733      2,987,266              --              --       2,999,999
     Stock dividends                         4,008,615         4,008         (4,008)             --              --              --
Net (loss) for the period                           --            --             --     (13,126,909)             --     (13,126,909)

                                           ----------------------------------------------------------------------------------------
Balance July 31, 2006                       25,895,130        25,895     37,598,409     (34,792,011)                      2,832,293

Stock issuances
     Value of stock options issued                  --            --      2,103,600              --              --       2,103,600
     Exercise of options                     1,430,000         1,430      5,075,070              --              --       5,076,500
     Value of stock issued for services      3,100,000         3,100      2,596,900                                       2,600,000
     Stock issued for debt                          --            --             --              --              --              --
     Stock dividends                         9,075,381         9,076         (9,076)             --              --              --
Net (loss) for the period                           --            --             --     (10,619,757)             --     (10,619,757)

Foreign currency transactions                       --            --             --              --          (7,860)         (7,860)

                                           ----------------------------------------------------------------------------------------
Balance July 31, 2007                       39,500,511  $     39,501   $ 47,364,903    $(45,411,768)   $     (7,860)   $  1,984,776
                                           ========================================================================================

See Notes to Financial Statements

                                       22

 HYBRID TECHNOLOGIES, INC.
 A Development Stage Company

 Consolidated Statements of Cash Flows

                                                                                                         Inception
                                                                                                          through
                                                                     Year Ended      Year Ended          April 30,
                                                                   July 31, 2007    July 31, 2006          2007
--------------------------------------------------------------------------------------------------------------------
Cash provided (used in) Operating Activities:
Net (loss) for the period                                          $(10,619,757)     $(13,126,909)     $(45,411,768)
Adjustments to reconcile net (loss) to cash
  Depreciation & Amortization                                           130,476            58,665           716,559
  Bad debt expense                                                      176,904                --           176,904
  Gain/loss of sale of other assets                                     314,381                --           314,381
  Minority interest in loss                                                  --                --           (16,823)
  Stock-based compensation                                            4,703,599         7,577,255        23,745,641
  (Increase) decrease in accounts receivable                           (156,278)          (13,228)         (178,898)
  (Increase) decrease in inventories                                   (142,806)         (261,077)         (425,775)
  (Increase) decrease in prepaid expenses and other assets                1,566           (51,504)          (60,233)
  (Increase) decrease in other assets                                        --           (50,000)          (50,000)
  Increase (decrease) in accounts payable and accrued expenses          144,771          (922,488)          489,788
  Increase in deferred revenue                                            2,990                --             2,990
  Write off of mineral property                                              --                --             5,150
  Loss from discontinued operations                                          --                --           757,024
                                                                   ------------------------------------------------
            Cash (used in) operating activities                      (5,444,154)       (6,789,286)      (19,935,060)

Cash provided (used in) Investing Activities:
  (Increase) decrease in other assets                                    (8,811)       (1,440,881)       (1,493,577)
  Proceeds from sale of other assets                                  1,136,372                           1,136,372
  Increase in restricted cash                                                --                --           (40,215)
  Purchase of mineral property                                               --                --            (5,150)
  Purchase of property and equipment                                   (159,202)         (806,131)       (1,032,082)
                                                                   ------------------------------------------------
            Cash (used in) investing activities                         968,359        (2,247,012)       (1,434,652)

Cash provided (used in) by Financing Activities:
  Sale of minority interest in subsidiaries                                  --                --            19,200
  Proceeds from the exercise of stock options                         5,076,500         9,436,000        15,292,895
  Collection of stock receivable                                             --                --            50,000
  Proceeds from the issuance of debt                                         --                --         2,920,000
 Advances from related parties                                        3,446,777         2,195,715         8,842,231
  Payments of related party advances                                 (4,350,011)       (2,112,186)       (5,666,997)
  Payments of debt                                                     (205,017)         (130,265)         (335,282)
  Proceeds from the issuance of common stock                                 --                --           259,300
                                                                   ------------------------------------------------
            Cash provided by financing activities                     3,968,249         9,389,264        21,381,347

Effect of exhange rate changes on cash and cash equivalents              (7,860)               --            (7,860)
                                                                   ------------------------------------------------

Net increase (decrease) in cash                                        (515,406)          352,966             3,775

Cash at beginning of period                                             519,181           166,215                --
                                                                   ------------------------------------------------

Cash at end of period                                              $      3,775      $    519,181      $      3,775
                                                                   ================================================

See Notes to Financial Statements

                                       23

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Nature of Operations and Summary of Significant Accounting Policies

The summary of significant accounting policies is presented to assist in the understanding of the financial statements. The financial statements and notes are the representations of management. These accounting policies conform to accounting policies generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of operations and organization

Hybrid Technologies, Inc., Inc. (formerly Whistler Investments, Inc.) was incorporated under the laws of the State of Nevada, April 12, 2000. The Hybrid
Technologies, Inc.'s (the Company) original business was the exploration and development of mineral interests. The Company abandoned these interests in 2003.

The Company is currently pursuing the development and marketing of electric powered vehicles and products based on the advanced lithium battery technology it has developed. Additionally, one of the Company's subsidiaries is pursuing the sale and installation of internet based telecommunications. At July 31, 2007 the Company deems itself a development stage company as planned principal operations have not commenced in its primary line of business. To date revenues generated are primarily related to the telecommunications operations.

Basis of consolidation

The consolidated financial statements included the accounts and records of the
Company and its wholly owned subsidiary Zingo, Inc., Global Hybrid Corp.,
R.-Electric Car, Co., Solium Power Corp. and Hybrid Technologies USA
Distributing Inc. All significant intercompany accounts and transactions have been eliminated. The Company does not have any special purpose entities.

The following is a listing of the Company's subsidiaries and its ownership interests

      Zingo, Inc. (consolidated)                                       69.60%
      Global Electric, Corp. (consolidated)                            67.57%
      R Electric Car, Co.                                              67.57%
      Solium Power, Corp                                               67.57%
      Hybrid Technologies Distributing Inc.                           100.00%

Estimates

The preparation of financial statements prepared in accordance with the accounting standards generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents consist of highly liquid investments, which are readily convertible into cash with original maturities of three months or less.

                                       24

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Nature of Operations and Summary of Significant Accounting Policies -
continued

Summary of Significant Accounting Policies

Financial instruments

The fair value of accounts receivables, accounts payable and accrued expenses and advances from related parties approximates fair value based on their short maturities. The fair value of notes payable approximate fair value based the value of other notes having the same or similar terms, interest rates and collateral.

Licensing fees

Licensing fees related to Product Licensing Agreements were expensed as incurred.

Accounts receivables

The Company provides credit to customers in the normal course of business. An allowance for accounts receivable is estimated by management based in part on the aging of receivables and historical transactions. Periodically management reviews accounts receivable for accounts that appear to be uncollectible and writes off these uncollectible balances against the allowance accordingly.

Inventories

Inventories are stated at the lower of cost or market. Cost is based on the specific identification method.

                                                         2007             2006
                                                       -------------------------
Raw materials and work in progress                     $323,170         $234,785
Finished goods                                          102,605           48,184
                                                       -------------------------
                                                       $425,775         $282,969
                                                       =========================

Raw materials and work in progress is related to the Company's planned sales of electric powered products. Finished goods relate to its telecommunication operations.

Property and equipment

Property and equipment are recorded at cost. Depreciation of property and equipment are accounted for by accelerated methods over the following estimated useful lives

                                               Lives             Methods
                                             ------------------------------
      Building improvements                   39 years        Straight line
      Furniture and fixtures                  10 years        Accelerated
      Software                               3-5 years        Straight line
      Computers                               5 years         Straight line

Stock based compensation

We issue stock options to our employees and other certain service providers under stockholder approved stock option programs that provide the right to purchase our stock pursuant to stock purchase programs. See note 9 for further disclosures and discussions.

Revenue Recognition

Service revenues are recognized at the time that service is completed. Product sales are recorded when title has passed to the customer.

                                       25

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Nature of Operations and Summary of Significant Accounting Policies -
continued

Shipping & Handling

Shipping & handling costs related to services and product sales are expensed as cost of sales.

Advertising

Advertising costs are generally expensed as incurred and are included in general and administrative expenses. Total advertising expenditures for the years ended
July 31, 2007 and 2006 and inception to July 31, 2007 date amounted to approximately $282,000, $350,000 and $1,023,000, respectively.

Research and development costs

Research and development costs are charged to expense as incurred.

Concentration of risk

The Company maintains cash deposit accounts and certificates of deposits which at times may exceed federally insured limits. These accounts have not experienced any losses and the Company believes it is not exposed to any significant credit risk related to cash. As of July 31, 2007 and 2006, the
Company had $0 and$391,602, respectively, in excess of the federally insured limits.

One of the Company's subsidiaries obtains a majority of its operational supplies from a single vendor. As a result of this concentration, events that may affect the future ability to purchase from this supplier may cause a material adverse effect on the ability of the Company to deliver goods and services in this line of business.

Income taxes

The Company records Income taxes under the provisions of Statement of Financial
Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes" ("SFAS No.
109"). SFAS No. 109 requires recognition of deferred income tax assets and liabilities for the expected future income tax consequences, based on enacted tax laws, of temporary differences between the financial reporting and tax bases of assets and liabilities. SFAS No. 109 also requires recognition of deferred tax assets for the expected future tax effects of all deductible temporary differences, loss carry forwards and tax credit carry forwards. Deferred tax assets are then reduced, if deemed necessary, by a valuation allowance for the amount of any tax benefits which, more likely than not based on current circumstances, are not expected to be realized. As a result, no tax benefit is reflected in the accompanying statements of operations. Should the Company achieve sufficient, sustained income in the future, management may conclude that some or all of the valuation allowance should be reversed (Note 13).

Comprehensive income (loss)

The Company reports comprehensive loss in accordance with the requirements of
Statement of Financial Accounting Standards No. 130. For the year ended July 31,
2007, the difference between net loss and comprehensive loss is foreign currency translation. For the year ended December 31, 2006 there is no difference between net loss and comprehensive loss.

                                       26

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Nature of Operations and Summary of Significant Accounting Policies -
continued

Long-lived assets

The Company accounts for long-lived assets in accordance with Statement of
Financial Accounting Standard No. 144 (SFAS 144) "Accounting for Long-Lived
Assets". The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that may suggest impairment. The
Company recognizes impairment when the sum of undiscounted future cash flows is less than the carrying amount of the asset. The write down of the asset is charged to the period in which the impairment occurs.

Research and development costs

Research and development costs are charged to expense as incurred.

Foreign currency translation

The consolidated financial statements are presented in United States dollars in accordance with Statement of Financial Accounting Standards No. 52, (SFAS 52),
"Foreign Currency Translation". Foreign denominated monetary assets are translated to United States dollars using foreign exchange rates in effect at the balance sheet date. Non-monetary items are translated at historical exchange rates except for items carried at market value which are translated at the rate of exchange in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange during the period. Gains or losses arising on foreign currency transactions are included in the determination of operating results for the period.

Reclassification

Certain reclassifications have been made to the prior year's financial statements to conform with the current year presentation. These reclassifications have had no impact on the net equity or income (loss) from operations.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
interpretation of FASB Statement No. 109" (FIN 48), which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that we recognize in our financial statements the benefit of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 become effective as of the beginning of our 2008 fiscal year, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. We are currently evaluating the impact that FIN 48 will have on our financial statements.

In September 2006, the FASB issued Statement No. 157, "Fair Value Measurements"
(FAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of
FAS 157 become effective as of the beginning of our 2009 fiscal year. We do not expect the adoption of SFAS No. 157 to have a material impact on it consolidated financial position, results of operations or cash flows.

In September 2006, the FASB issued Statement No. 158, "Employer's Accounting for
Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB
Statements No. 87, 88, 106, and 132(R)" (FAS 158). FAS 158 requires that employers recognize the funded status of their defined benefit pension and other postretirement plans on the balance sheet and recognize as a component of other comprehensive income, net of tax, the plan-related gains or losses and prior service costs or

                                       27

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 1. Nature of Operations and Summary of Significant Accounting Policies -
continued

credits that arise during the period but are not recognized as components of net periodic benefit cost. We do not expect the implementation of this will have a significant impact on our financial statements.

In September 2006, the Securities and Exchange Commission issued Staff
Accounting Bulletin No. 108, "Considering the Effects of Prior Year
Misstatements when Quantifying Misstatements in Current Year Financial
Statements" (SAB 108), which addresses how to quantify the effect of financial statement errors. The provisions of SAB 108 become effective as of the end of our 2007 fiscal year. We do not expect the adoption of SAB 108 to have a significant impact on our financial statements.

In February 2007, the FASB issued Statement No. 159, "The Fair Value Option for
Financial Assets and Financial Liabilities, including an amendment of FASB
Statement No. 115" (FAS 159). FAS 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The provisions of FAS 159 become effective as of the beginning of our 2009 fiscal year. We are currently evaluating the impact that FAS 159 will have on our financial statements.

Note 2. Going concern

The Company's financial statements are prepared based on the going concern principle. That principle anticipates the realization of assets and payments of liabilities through the ordinary course of business. No adjustments have been made to reduce the value of any assets or record additional liabilities, if any, if the Company were to cease to exist. The Company's ability to remain a going concern is dependent upon its ability to raise additional capital as required and the forbearance of the Company's creditors. There are no guarantees that the
Company will be able to meet its capital needs until as such time as a viable business is established. Additionally, the lack of capital may limit the
Company's ability to establish a viable business.

Note 3. Business combination

Effective December 3, 2004, Whistler Tel, Inc. a wholly-owned subsidiary of the
Company acquired the assets of Trade Winds Telecom, LLC (Trade Winds) a company owned indirectly by a shareholder of the Company for a cash payment of $20,175 and a note in the amount of $80,000 due in December 2005. The acquisition has been accounted for as a purchase. Due to the relationship, the assets were recorded at their historical cost basis. The purchase price in excess of the cost bases of the assets, approximately $55,000, was charged against additional paid in capital.

Trade Winds was organized in 2003 and was engaged in selling internet based voice communication products and services to international customers.

Trade Winds had no operations prior to January 31, 2004. Accordingly, the following unaudited pro-forma summary statement of operations gives effect to the transaction as if Trade Winds had been part of the consolidated group for the year ended January 31, 2004.

                                       28

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 3. Business combination - continued

On Auguest 18, 2005, the Company entered into an agreement whereby the Company exchanged its 100% ownership of Whistler Tel, Inc. for 80,000,000 shares of
JavaKingCoffee.

Note 4. Property and equipment

Property and equipment at July 31, consists of:

                                                 2007             2006
                                             ----------------------------
      Building improvements                  $ 1,270,637      $ 1,155,254
      Computer equipment                          22,286               --
      Furniture and fixtures                     115,944          108,261
      Office equipment                            92,539           92,947
      Machinery and equipment                     27,389           27,389
      Vehicles                                    73,203           60,979
      Software costs                              19,993           19,993
      Land                                       700,000          700,000
                                             ----------------------------
                                               2,321,991        2,164,823
      less accumulated depreciation             (201,648)         (73,206)
                                             ----------------------------
                                             $ 2,120,343      $ 2,091,617
                                             ============================

For the years ended July 31, 2007, July 31, 2006 and inception to date depreciation amounted to approximately $128,137, $60,000 and $158,000, respectively.

Note 5. Other assets

Other assets as of July 31, consists of:

                                                  2007             2006
                                               ---------------------------
      Property under construction              $       --       $1,113,762
      Restricted cash                              41,224           41,239
      Deposits                                     51,600          329,765
      Other notes receivable - net                     --           50,000
                                               ---------------------------
                                               $   92,824       $1,534,766
                                               ===========================

Property under construction consisted of a solar powered demonstration home in
Calgary, Canada. The value includes the value of the underlying real estate in addition to construction and conversion costs. The underlying real estate was purchased and improved by the Company for approximately $1,113,000 and sold for
$639,000 on March 14, 2007.

Note 6. Advances from related parties and related party transactions

During the years ended July 31, 2007 and 2006 the Company received and repaid additional advances from Del Mar Ventures Corp, a Company owned by Aarif Jamani
(a Company stockholder) of approximately $2,334,000 and $2,408,000, respectively in 2007, and $2,195,000 and $2,112,000, respectively in 2006. The balance for the years ended July 31, 2007 and 2006 were approximately $9,940 and $83,500, respectively.

                                       29

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 6. Advances from related parties and related party transactions - continued

As discussed in Note 3, the Company acquired the major assets of Trade Winds
Telecom, LLC for the payment of approximately $20,000 in cash and the issuance of an $80,000 note to a company under the control of Aarif Jamani, a stockholder of the Company.

The Company also received and repaid advances from SSRI (owned by a Company stockholder) for July 31, 2007 and July 31, 2006 in amounts of approximately
$109,000 and $210,000, respectively for 2007 and $302,000 and $281,000, respectively for 2006. The Company was owed approximately $94,000 and $30 at
July 31, 2007 and 2006, respectively.

During the year ended July 31, 2007 the Company received and repaid additional advances from Salim Rana (a Company stockholder) of approximately $562,500 and
$1,284,800. The balance owed to the Company at July 31, 2007 was approximately
$722,300.

Also during the year ended July 31, 2007, the Company received and repaid additional advances from A & S Holding (owned by a previous president) of approximately $436,000 and $447,000. The Company was owed approximately $11,000 at July 31, 2007.

Advances owed or receivable are reported as current assets or liabilities, accordingly. These advances are not subject to written agreements and have no specific repayment terms but are deemed due on demand and do not interest bearing.

Note 7. Long-term debt

Long-term debt at July 31, consists of:

                                                         2007           2006
                                                     --------------------------
      8% note payable to Richard Howard,
      payable in monthly installments
      of approximately $26,350 including interest,
      collateralized by real property
      due in full on or before June 2011             $ 1,044,718    $ 1,249,735
                                                     --------------------------
                                                       1,044,718      1,249,735
                              Less current portion      (241,460)      (224,442)
                                                     --------------------------
                                                     $   803,258    $ 1,025,293
                                                     ==========================

Principal maturities on continuing operations are as follows as of July 31,
2007:

                  2008                              $  241,460
                  2009                                 261,502
                  2010                                 283,206
                  2011                                 258,550

                                                    ----------
                                                    $1,044,718
                                                    ==========

                                       30

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 8. Stockholders' equity (deficit)

During the year ended July 31, 2006:

      The Company issued 1,476,000 shares of stock under the terms of options awarded.

      12,732,500 shares previously held as collateral for debt of $3,000,000 were issued. Original pledge was of 9,000,000 shares and accumulated stock dividends.

      The Company issued stock dividends totaling 4,008,615 shares.

During the year ended July 31, 2007:

      The Company issued 1,430,000 shares of stock under the terms of options awarded.

      The Company issued stock dividends totaling 9,075,381 shares.

Note 9. Stock Options and Deferred stock-based compensation

Prior to August 1, 2006, we accounted for our share-based compensation plans using the intrinsic value method in accordance with the provisions of Accounting
Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to
Employees," and related Interpretations, as permitted by Statement of Financial
Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based
Compensation." Effective August 1, 2006, we adopted the provisions of SFAS No.
123(R), "Share-Based Payment." The adoption of SFAS No. 123(R) resulted in the recording of compensation expense for employee stock options and employee stock purchase rights in our financial statements. Such compensation expense is recognized over the requisite service period based on the fair value of the options or rights on the date of grant.

Using the modified-prospective transition method, the compensation cost recognized during the year ended July 31, 2007, included (i) compensation cost for all share-based payments granted prior to, but not yet vested as of, January
1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123, and (ii) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS No. 123(R).
Results for prior periods have not been restated.

On November 10, 2005, the FASB issued FASB Staff Position No. FAS 123R-3,
"Transition Election Related to Accounting for Tax Effects of Share-Based
Payment Awards." The Company has elected to adopt the alternative transition method provided in the FASB Staff Position for calculating the tax effects of share-based compensation pursuant to SFAS No. 123(R).

The following table reflects the assumptions utilized to value the 2006 stock-based compensation for the year ended July 31, 2007 under SFAS 123R and using the Black-Scholes valuation model. Among other factors, the Black Scholes model considers the expected life of the option and the expected volatility of the Company's stock price in arriving at an option valuation. The risk-free interest rate is based upon U.S. Treasury Rates for instruments with similar terms. The expected term of the grants were estimated based upon the Company's prior average experience. The Company has not paid cash dividends to date and does not plan to pay cash dividends in the near future. The volatility assumptions were derived from historical volatilities of competitors whose shares are traded in the public markets and are adjusted to reflect anticipated behavior specific to the Company.

                                       31

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 9. Stock Options and Deferred stock-based compensation - continued

      Expected dividend yield                                           0%
      Risk-free interest rate                                       1 - 5%
      Expected volatility                                             100%
      Expected life from the vesting date                      .4 - 1 year

The Company established the 2003 Restricted Stock Plan ("the Plan") during the year ended January 31, 2004 as, well as the 2006 Restricted Stock Plan established during the year ended July 31, 2006, and filed an S-8 Registration
Statement with the Securities and Exchange Commission that was declared effective. The Plan allows the Company's Board of Directors to issue up to
1,800,000 common shares for the 2003 Restricted Stock Plan and 5,000,000 common shares for the 2006 Restricted Stock Plan pursuant to the Plan as compensation for services to the Company. The Company's Board of Directors has the discretion to set the price, term vesting schedules and other terms and conditions for options granted under the plan.

The Company established the 2005 Restricted Stock Plan ("the 2005 Plan") in
April, 2005 and filed an S-8 Registration Statement with the Securities and
Exchange Commission that was declared effective. The 2005 Plan allows the
Company's Board of Directors to issue up to 2,000,000 common shares pursuant to the 2005 Plan as compensation for services to the Company. The Company's Board of Directors has the discretion to set the price, vesting schedules and other terms and conditions for options granted under the 2005 Plan.

During the years ended July 31, 2007 and 2006, the Company awarded 2,000,000 and
1,474,000 options, respectively with an option price of $3.55 and $6.40 per share for July 31, 2007 and 2006 respectively to various consultants. During the years ended July 31, 2007 and 2006, 2,000,000 and 1,474,000 options, respectively, were vested the fair market value of which was determined under the Black-Scholes formula to be approximately $2,100,000 and $7,578,000 in July
31, 2007 and 2006 and is included in general and administrative expenses.

A summary of the Company's Restricted Stock Plans follows:

                                                        Weighted
                                                        average
                                                       grant date
Authorized options but ungranted           Shares     price/share
--------------------------------------   ----------   -----------
Balance August l, 2005 (2005 Plan)        1.464.000      $6.40
Options authorized (2005 Plan)                   --
Options cancelled/expired (2005 Plan)    (1,464,000)     $6.40
Balance July 31,2006                             --
Options authorized (2006 Plan)            5,000,000      $3.55
Options granted (2006 Plan)              (2,000,000)     $3.55
Options cancelled/ expired (2O06 Plan)           --
                                         ----------
Balance July 31, 2007 (2006 Plan)         3,000,000
                                         ==========

                                       32

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 9. Stock Options and Deferred stock-based compensation - continued

                                                                      Weighted
                                                                      average
                                                        Number of     exercise
Options granted but unexercised                           Shares    price/share
                                                        ----------  -----------
Balance August 1,2005                                       21,000     $6.40
Options granted during the year ended July 31, 2006
   (2005 Plan)                                           1,474,000     $6.40
Options exercised or cancelled during the year ended
   July 31, 2006 (2005 Plan)                            (1,480,500)    $6.40
Balance July 31,2006                                        14,500     $6.40
Options cancelled during the year ended July 31, 2007
   (2005 Plan)                                             (14,500)    $6.40
Options granted during the year ended July 31, 2007
   (2006 Plan)                                           2,000,000     $3.55
Options exercised during the year ended
   July 31, 2007 (2006 Plan)                            (1,430,000)    $3.55
                                                        ----------
Unexercised options                                        570,000     $3.55
                                                        ==========

During the year ended July 31, 2007, total cash and related advances relieved in return for the exercise of options under the plan amounted to approximately
$4,300,000.

Note 10. Contingencies

The Company leases certain real property under the terms of certain non-cancelable operating leases. It is expected that in the normal course of business the lease will be continued or replaced by a similar arrangements.

Future minimum payments under these leases are approximately:

Year ending July 31, 2008                                                $51,477
Year ending July 31, 2009                                                 45,379
Year ending July 31, 2010                                                 20,110
                                                                         -------
                                                                         $96,856
                                                                         =======

Total rent expenses amount to approximately $73,709, $67,000 for the years ended
July 31, 2007 and 2006, respectively and $144,000 from inception to date.

Litigation

The Company was served with a complaint on October 2003 by Michael McDermott, as a stockholder of Planet Electric, Inc. seeking injunctions against the Company,
Lithium House and other defendants prohibiting their continued business arrangements and alleged transfer of trade secrets and/or processes. The case was dismissed by stipulation of the parties in June 2004. One of the individuals in this suit has brought an action against Planet Electric, Inc. for breach of his employment agreement. Planet Electric has filed a cross complaint against the Company. The cross complaint adds claims for conversion and conspiracy to convert assets of Planet Electric, Inc. The parties reached a settlement in May
2006 that settled all matters.

The Company entered into arbitration with former Company consultant Martin
Koebler and since, Hybrid has been granted relief.

                                       33

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 10. Contingencies - continued

Legal Contingencies

The Company is currently involved in various claims and legal proceedings.
Quarterly, the Company reviews the status of each significant matter and assesses its potential financial exposure and if the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

Letter of credit

The Company through its subsidiary has obtained a letter of credit in the amount of $40,000 from a financial institution to guarantee certain creditors payments.
The financial institution has required the Company maintain deposits totaling
$41,215 be kept on deposit as collateral for the letter of credit and related fee. This restricted cash is included in other assets.

Note 11. (Loss) per share

The Company accounts for income (loss) per share in accordance with Statement of
Financial Accounting Standards No. 128 (SFAS 128) "Earning per Share". SFAS
requires the presentation of both basic and fully diluted earnings per share
(EPS) on the face of the statement of operations. Basic EPS is computed by dividing the net income (loss) available to common shareholders (numerator) by the weighted average common shares outstanding (denominator) during the period.
Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options. The treasury method is used for computing Diluted EPS, and the average stock price for the period is used in determining the number of net shares to be purchased from options or warrants.
Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. Basic EPS equals diluted EPS due to all potential shares being anti-dilutive.

Note 12. Income taxes

The Company has deferred tax assets of approximately $17,000,000 and $12,100,000 as a result of the net operating losses incurred through July 31, 2007 and 2006, respectively. These deferred tax assets are reduced by a valuation allowance in an equal amount due to the uncertainty as to whether the net operating losses will be utilized. The statutory tax rate and effective tax rate both equal 35%.

Under current tax laws, the operating losses incurred by the Company will begin to expire in 2022.

                                       34

HYBRID TECHNOLOGIES, INC.
A Development Stage Company

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Note 13. Other required cash flow disclosures

                                                                                      Inception
                                                         Year Ended     Year Ended     through
                                                       July 31, 2007  July 31, 2006  July 31, 2007
                                                       -------------------------------------------
Supplemental disclosures of non-cash transactions:
  Fixed assets acquired by the issuance of debt          $       --     $1,300,000     $1,300,000
  Shares issued for related party advances               $       --     $3,000,000     $3,000,000

Other required disclosures:
 Interest paid                                           $   86,292     $  287,977     $  374,269
 Income taxes paid                                       $       --     $       --     $       --

Note 14. Subsequent event

In October 2007, the Company entered into a loan agreement with Wyndom Capital
Investments, Inc. The agreement provides loans up to $4,000,000 with interest payable monthly at a rate of 10% per annum. Loans under the agreement are secured by the Company's shares of common stock at a rate of two and one half shares to each dollar of principal. As of November 12, 2007, the Company has borrowed $1,000,000 under the loan agreement.

                                       35

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
FINANCIAL DISCLOSURE.

Not applicable.

ITEM 8A. CONTROLS AND PROCEDURES.

      As of the end of the fiscal year ended July 31, 2007, covered by this Form
10-KSB, the Company carried out an evaluation, under the supervision and with the participation of Holly Roseberry, the Company's Chief Executive Officer and
Principal Financial and Accounting Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures as defined in
Rule 13a-15 of the Securities Exchange Act of 1934. Based upon that evaluation, the Chief Executive Officer and Principal Financial and Accounting Officer
concluded that the Company's disclosure controls and procedures are effective in timely alerting her to material information relating to the Company (including its consolidated subsidiaries) required to be included in this Annual Report on
Form 10-KSB. The Company has an audit committee of the Board of Directors enabling us to more effectively monitor financial matters and inventory controls.

ITEM 8B. OTHER INFORMATION.

Not applicable.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE
WITH SECTION 16(A) OF THE EXCHANGE ACT.

Our executive officers and directors and their respective ages as of October 31,
2007 are as follows:

           Name           Age                  Position
           ----           ---                  --------

Holly A. Roseberry....     55    Chief Executive Officer, President and Director

Mehboob Charania......     51    Director

Brian Newman..........     56    Director

Greg Navone...........     60    Director

      Our Board of Directors now consists of four directors. Shaffiq Kotadia resigned as a director on October 19, 2007 for personal reasons.

      The following information with respect to the principal occupation or employment of each officer and director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such person's business experience during the past five years, has been furnished to the Company by the respective officers and director:

HOLLY A. ROSEBERRY was appointed as our secretary, treasurer and chief financial officer on February 20, 2002. On November 15, 2002, she resigned from these positions and was appointed as our president, chief executive officer and as a director. From 2001 to 2003, she acted as manager for the Azra Shopping Center.
She obtained a Bachelor of Arts degree from Sacred Heart University in
Bridgeport, Connecticut in 1973. Ms. Roseberry was employed from 1993 to 1996 as human resources manager, and from 1997 to 1999 as business office manager, of the Las Vegas location of Wards Department Store. Ms. Roseberry has held the positions of President, Chief Executive Officer and a Director of our
majority-owned subsidiary, Zingo, Inc. since August 30, 2005.

                                       36

MEHBOOB CHARANIA has acted as our secretary since November 15, 2002. Since June
2001, Mr. Charania has been the owner and operator of Infusion Bistro, a restaurant located in Calgary, Alberta. From 1998 to 2001, he acted as a manager at IBM's Calgary office. Mr. Charania has held the position of Secretary and a
Director of our majority-owned subsidiary, Zingo, Inc. since August 30, 2005.

BRIAN NEWMAN graduated with a Bachelor of Commerce degree from the University of
Calgary in 1978, and received a degree as a Chartered Accountant from the
Institute of Chartered Accountants in Alberta in 1982. He has been a director and President of Brian Newman Professional Corporation, a public accounting firm located in Calgary, Alberta for the past 25 years. Mr. Newman has served since
September 2004 to the present as a director of Olympia Financial Group, and since September 2004 to the present has also served as a director of Albury
Resources Ltd. Both of these companies are publicly traded in Canada, but neither is a reporting company under the Securities Exchange Act of 1934.

GREGORY NAVONE graduated from St. Mary's College in Morgan, California, in 1968, with a Bachelor of Arts degree. For the past two years, Mr. Navone has been the owner and President of First Interstate Mortgage, a mortgage banking firm. Since
1987, Mr. Navone has been the owner and President of First Capital Financial.
Both these firms are located in Las Vegas, Nevada. Mr. Navone was appointed a director of the Company shortly following its incorporation in April 2000, and served as a director until February, 2002.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

Committees

We have recently formed an audit committee, with Brian Newman, an independent
"financial expert" member as defined in the rules of the Securities and Exchange
Commission.

Corporate Code of Conduct

We are reviewing a proposed corporate code of conduct, which would provide for internal procedures concerning the reporting and disclosure of corporate matters that are material to our business and to our stockholders. The corporate code of conduct would include a code of ethics for our officers and employees as to workplace conduct, dealings with customers, compliance with laws, improper payments, conflicts of interest, insider trading, company confidential information, and behavior with honesty and integrity.

Significant Employees

We have no significant employees other than the officers and directors described above.

Section 16(A) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the
Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended July 31, 2007 all such filing requirements applicable to its officers and directors were complied with.

                                       37

ITEM 10. EXECUTIVE COMPENSATION

The following table sets forth certain information as to the Company's highest paid executive officers and directors for the Company's fiscal years ended July
31, 2007 and 2005. No other compensation was paid to any such officer or director other than the cash compensation set forth below.

                           SUMMARY COMPENSATION TABLE
   Name and     Year    Salary     Bonus     Stock     Option     Non-Equity        Change in     All Other    Total
  Principal       *       ($)       ($)     Awards     Awards      Incentive      Pension Value    Compen-      ($)
  Position**                                  ($)       ($)          Plan         and Nonquali-     Sation
                                                                 Compensation     fied Deferred
                                                                      ($)         Compensation
                                                                                    Earnings
                                                                                       ($)
     (a)         (b)      (c)       (d)       (e)       (f)           (g)              (h)           (i)        (j)
--------------- ------ ---------- -------- ---------- --------- ---------------- ---------------- ----------- ---------
Holly
Roseberry
President       2006   $   48,300                                                                             $  48,300
                2007   $   60,500                                                                             $  60,500
Mehboob
Charania,
Director        2007   $    1,827                                                                             $   1,827

-----------------
* Years ended July 31, 2007 and July 31, 2006.

** Holly Roseberry has held the office of President since November 15, 2002. Ms.
Roseberry's functions as President have included, in addition to accounting and regulatory filing oversight, management and the sale of the Azra shopping center, general management of our day-to-day operations, working with the attorneys and accountants for the Company, general oversight of the agreements with and oversight of consultants to the Company and correspondence with the
Company's transfer agent. Ms. Roseberry, as President and Chief Executive
Officer, received management fees of $1,100 per week through December 31, 2006 and $1,210 per week thereafter in our 2007 fiscal year. Her compensation for
2007 included $12,000 of directors fees paid by Zingo, Inc., our wholly-owned telecommunications subsidiary.

Option/SAR Grants in Last Fiscal Year

      There were no grant of options to purchase our common stock to our officers or directors in fiscal 2007, and there were no exercises of such options during or options held at the end of such fiscal year by officers or directors.

Directors' Compensation

Commencing June 1, 2006, we have paid Brian Newman, Gregory Navone and Shaffiq
Kotadia directors' fees of $1,000 per month. Ms. Roseberry is compensated as
Chief Executive Officer, and receives no additional directors fees from the
Company for acting as a director. In our fiscal year ended July 31, 2007, Ms.
Roseberry received $12,000 in directors fees from Zingo, Inc., our majority-owned telecommunications subsidiary.

                                       38

                              DIRECTOR COMPENSATION

     Name          Fees      Stock Awards    Option       Non-Equity        Change in       All Other        Total
                 Earned or       ($)         Awards     Incentive Plan    Pension Value    Compensation       ($)
                  Paid in                      ($)       Compensation          and             ($)
                   Cash                                       ($)         Nonqualified
                    ($) Deferred
                                                                          Compensation
                                                                            Earnings
                                                                               ($)
     (a)            (b)          (c)           (d)            (e)              (f)             (g)            (h)
--------------- ------------ ------------- ------------ ---------------- ---------------- --------------- ------------
Brian Newman    $     12,000                                                                              $     12,000
Gregory Navone  $     12,000                                                                              $     12,000
Shaffiq         $     12,000                                                                              $     12,000
Kotadia

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of October 24, 2007 by: (i)
each person (including any group) known to us to own more than five percent (5%)
of any class of our voting securities, (ii) each of our directors, and
(iii)officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

                  Name and address                     Number of Shares   Percentage of
Title of class    of beneficial owner                  of Common Stock    Common Stock (1)
-------------     -------------------                  ----------------   ----------------
Common Stock      Holly Roseberry                                 3,876                  *
                  President, CEO, Director
                  5841 E. Charleston, Suite 230-145
                  Las Vegas, Nevada 89142

                  All Officers and Directors                      3,876                  *
                  Directors  as a Group that
                  Consists of four persons

                  Eurolink Corporation
                  35 New Road, Lower Flat PP Box 211
                  Belize City, Belize                         14,691,254             37.2%

                  Esmeralda Development Ltd.
                  200-675 West Hastings St.
                  Vancouver, BC Canada V6B 1N2                 2,194,847              5.5%

                  Rocamar Investments Ltd.
                  2502-1331 W Georgia St.
                  Vancouver, BC Canada V6E 4P1                 2,343,000              5.9%

-------------------------
*        Less than 1%

(1) As of October 24, 2007, there were 39,500,511 shares of our common stock issued and outstanding.

                                       39

CHANGE IN CONTROL

We are not aware of any arrangement that might result in a change in control in the future.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In our fiscal year ended July 31, 2007, Ms. Roseberry received $12,000 in directors fees from Zingo, Inc., our majority-owned telecommunications subsidiary.

ITEM 13. EXHIBITS

----------------  --------------------------------------------------------------
  Exhibit No.                                                        Description
----------------  --------------------------------------------------------------

      3.1         Articles of Incorporation of the Company.(Incorporated herein by reference to Exhibit 3.1 to the Company's Registration
                  Statement on Form SB-2, filed with the Commission on May 29,
                  2001.)

      3.1a        Certificate of Amendment to Articles of Incorporation filed
                  October 27, 2004. (Incorporated by reference to Exhibit 3.1a to the Company's Current Report on Form 8-K, filed with the
                  Commission on November 2, 2004.)

      3.1b        Form of Restatement of Articles of Incorporation of the
                  Company. (Incorporated by reference to Exhibit 3.1a to the
                  Company's Quarterly Report on Form 10-QSB, filed with the
                  Commission on December 15, 2004.)

      3.1c        Certificate of Amendment to Articles of Incorporation, filed effective March 9, 2005. (Incorporated by reference to Exhibit
                  3.1c to the Company's Annual Report on Form 10-KSB, filed with the Commission on May 23, 2005.)

      3.2         By-Laws of the Company. (Incorporated herein by reference to
                  Exhibit 3.2 to the Company's Registration Statement on Form
                  SB-2 filed with the Commission on May 29, 2001.)

      4.1         Specimen Common Stock Certificate. (Incorporated herein by reference to Exhibit 4.1 to the Company's Annual Report on
                  Form 10-KSB, filed with the Commission on November 8, 2006.)

      4.2         Whistler Investments, Inc. 2003 Restricted Stock Plan.
                  (Incorporated herein by reference to Exhibit 4.2 to the
                  Company's Registration Statement on Form S-8 filed with the
                  Commission on July 18, 2003.)

      4.3         Hybrid Technologies, Inc. 2005 Restricted Stock Plan.
                  (Incorporated herein by reference to Exhibit 4. to the
                  Company's Registration Statement on Form S-8 filed with the
                  Commission on April 22, 2005.)

      4.4         Promissory Note, dated December 3, 2004, payable to Trade
                  Winds Telecom, LLC. (Incorporated by reference to Exhibit 4.4 to the Company's Annual Report on Form 10-KSB, filed with the
                  Commission on May 23, 2005.)

                                       40

      10.1        Mineral Claim dated October 2, 2000.(Incorporated herein by reference to Exhibit 10.1 to the Company's Registration
                  Statement on Form SB-2 filed with the Commission on May 29,
                  2001.)

      10.2        Mineral Property Staking and Sales agreement, dated September
                  19, 2000, between Mr. Edward McCrossan and the Company.
                  (Incorporated herein by reference to Exhibit 10.2 to the
                  Company's Registration Statement on Form SB-2 filed with the
                  Commission on May 29, 2001.)

      10.3        Office Services Agreement, dated May 1, 2000, between the
                  Company and Dewey Jones. (Incorporated herein by reference to
                  Exhibit 10.3 to the Company's Registration Statement on Form
                  SB-2 filed with the Commission on May 29, 2001.)

      10.4        Asset Purchase Agreement dated April 10, 2002 between Salim S.
                  Rana Investments Corp. and Whistler Investments, Inc.
                  (Incorporated by reference to Exhibit No. 10.1 to the
                  Company's Annual Report on Form 10-KSB, filed with the
                  Commission on May 6, 2002.)

      10.5        Agreement dated January 1, 2003 between Whistler Investments,
                  Inc. and Kim Larsen respecting the disposition of Azra
                  Shopping Center. (Incorporated by reference to Exhibit 10.1 to the Company's Amendment No. 1 to its Annual Report on Form
                  10-KSB filed May 8, 2003.)

      10.6        Amendment to Licensing Agreement, dated October 21, 2003,
                  between Nu Age Electric Inc. and Whistler Investments, Inc.
                  (Incorporated by reference to Exhibit 10.3 to the Company's
                  Current Report on Form 8-K, filed with the Commission on
                  November 21, 2003.)

      10.7        Agreement,dated October 21,2003, by and between RV Systems,
                  Inc. and Whistler Investments, Inc. (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K,
                  filed with the Commission on November 21, 2003.)

      10.8        Investment Agreement, dated as of January 19, 2004, by and between Whistler Investments, Inc. and Dutchess Private
                  Equities Fund, L.P. (Incorporated by reference to Exhibit 10.5 to the Company's Current Report on Form 8-K, filed with the
                  Commission on January 23, 2004.)

      10.9        Registration Rights Agreement,dated as of January 19, 2004, by and between Whistler Investments, Inc. and Dutchess Private
                  Equities Fund, L.P. (Incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K, filed with the
                  Commission on January 23, 2004.)

      10.10       Stock Redemption and Reissuance Agreement, dated as of
                  February 10, 2004, Between Whistler Investments, Inc. and
                  Salim S. Rana Investments, Inc. (Incorporated by reference to
                  Exhibit 10.10 to Amendment No. 1 to the Company's Annual
                  Report on Form 10-KSB, filed with the Commission on October 4,
                  2004.)

                                       41

      10.11       Letter from City of Austin, Texas, dated February 27, 2004.
                  (Incorporated by reference to Exhibit 10.11 to Amendment No. 1 to the Company's Annual Report on Form 10-KSB, filed with the
                  Commission on October 4, 2004.)

      10.12       Memorandum of Understanding, dated March 15, 2004, between
                  Shanghai Geely Metop International and the Global Electric
                  subsidiary of Whistler Investments, Inc. (Incorporated by
                  reference to Exhibit 10.12 to Amendment No. 1 to the Company's
                  Annual Report on Form 10-KSB, filed with the Commission on
                  October 4, 2004.)

      10.13       Loan Agreement, made as of the 20th day of February, 2004, among Sterling Capital Inc. and Whistler Investments, Inc.
                  (Incorporated by reference to Exhibit 10.13 to Amendment No. 1 to the Company's Annual Report on Form 10-KSB, filed with the
                  Commission on October 4, 2004.)

      10.14       Letter Agreement, dated February 3, 2004, between Whistler
                  Investments, Inc. and RV Systems, Inc. (Incorporated by
                  reference to Exhibit 10.14 to Amendment No. 1 to the Company's
                  Annual Report on Form 10-KSB, filed with the Commission on
                  October 4, 2004.)

      10.15       Purchase and Sale Agreement, made effective as of the 3rd day of December, 2004, between WhistlerTel, Inc. and Trade Winds
                  Telecom, LLC. (Incorporated by reference to Exhibit 10.15 to the Company's Current Report on Form 8-K, filed with the
                  Commission on December 8, 2004.)

      10.16       Bill of Sale and Assignment, dated as of December 3, 2004, between Trade Winds Telecom LLC and Whistlertel, Inc.
                  (Incorporated by reference to Exhibit 10.16 to the Company's
                  Current Report on Form 8-K, filed with the Commission on
                  December 8, 2004.)

      10.17       Agreement and Plan of Reorganization, dated as of August 18,
                  2005, among the Company, Whistlertel, Inc. and Javakingcoffee,
                  Inc. (Incorporated by reference to Exhibit 10.17 to the
                  Company's Current Report on Form 8-K, filed with the
                  Commission on August 24, 2005.)

      10.18       Notice, dated July 2, 2005, from Hybrid Technologies, Inc. To
                  RV Systems, Inc. (Incorporated by reference to Exhibit 10.18 to the Company's Annual Report on Form 10-KSB, filed with the
                  Commission on October 26, 2005.)

      10.19       Nonreimbursable Space Act Agreement between National
                  Aeronautics and Space Administration, John F. Kennedy Space
                  Center and Hybrid Technologies, Inc. (Incorporated by
                  reference to Exhibit 10.19 to the Company's Quarterly Report on Form 10-QSB, filed with the Commission on March 17, 2006.

      10.20       Agreement dated March 30, 2006 between Paratransit, Inc. and the Company. (Incorporated herein by reference to Exhibit
                  10.20 to the Company's Annual Report on Form 10-KSB, filed with the Commission on November 8, 2006.)

                                       39

      10.21       Request for Pilot Approval, submitted May 31, 2006, to New
                  York City Taxi and Limousine Commission by the Company.
                  (Incorporated herein by reference to Exhibit 4.1 to the
                  Company's Annual Report on Form 10-KSB, filed with the
                  Commission on November 8, 2006.)

      10.22       Consulting Agreement, dated March 26, 2007, between Hybrid
                  Technologies, Inc. and Griffen Trading Company. (Incorporated
                  by reference to Exhibit 10.22 to the Company's Quarterly
                  Report on Form 10-QSB, filed with the Commission on June 19,
                  2007.)

      10.23       Loan Agreement, dated as of October 29, 2007, between Wyndom
                  Capital Investments, Inc. and the Company, Incorporated  by
                  reference to exhibit  10.23 to the  company's  annual Report on Form 10-KSB, filed November 13, 2007.

      10.24       Form of Note issuuable pursuant to the Loan Agreement,  dated
                  October 29, 2007,  between Wyndom Capital  Investments,  Inc.
                  and the Company,Incorporated  by reference to exhibit  10.24 to the  company's  annual Report on Form 10-KSB, filed
                  November 13, 2007.

      21.         Subsidiaries of Registrant. (Incorporated by reference to
                  Exhibit 21 to the Company's Annual Report on Form 10-KSB,
                  filed with the Commission on October 26, 2005.)

      31          Certification of Chief Executive Officer and Principal
                  Financial Officer Pursuant to Section 302 of the
                  Sarbanes-Oxley Act of 2002, filed herewith.

      32          Certification of Chief Executive Officer and Principal
                  Financial Officer Pursuant to 18 U.S.C. Section 1350, as
                  Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
                  2002, filed herewith.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

On November 1, 2007,  our  independent  auditor,  Mason Russell Wert, LLC merged with and changed their name to Haymil & Company.

(1)      Aggregate fees for the last two years:  2007-$26,500      2006-$20,000

(2)      Audit related fees:                     2005- NA          2006- NA

(3)      Tax fees:                               2005- NA          2006- NA

(4) All other fees. NA

(5) Audit committee pre-approval processes, percentages of services approved by audit committee, percentage of hours spent on audit engagement by persons other than principal accountant's full time employees. NA

                                       42

                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYBRID TECHNOLOGIES, INC.

By:     /s/ Holly Roseberry
       ---------------------------------
       Holly Roseberry
       Chief Executive Officer and Principal Financial Officer

       Date: November 15, 2007

In accordance with the Securities Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Holly Roseberry
       -------------------
       Holly Roseberry
       President and C.E.O.
       (President, Chief Executive Officer
       Principal Financial Officer and Director)
       Date: November 15, 2007

By:    /s/ Mehboob Charania
       -------------------
       Mehboob Charania
       (Secretary and Director)
       Date: November 15, 2007

By:    /s/ Brian Newman
       -------------------
       Brian Newman
       (Director)
       Date: November 15, 2007

By:    -------------------
       Gregory Navone
       (Director) Date: November , 2007

EXHIBIT INDEX

         31       Certification of Chief Executive Officer and Principal
                  Financial Officer Pursuant to Section 302 of the Sarbanes-
                  Oxley Act of 2002.

         32       Certification of Chief Executive Officer and Principal
                  Financial Officer Pursuant to 18 U.S.C. Section 1350, as
                  Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
                  2002.

                                       43